UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Vermillion, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY — SUBJECT TO COMPLETION

VERMILLION, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON                     , 2012

Dear Stockholder:

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of the Stockholders of Vermillion, Inc., a Delaware corporation (“Vermillion” or “the Company”), will be held on                      at              , at                                  for the following purposes:

1.	To elect two persons as Class III directors, each to serve for a three-year term and until their successors are duly elected and qualified (Proposal 1);

2.	To hold an advisory vote to approve the compensation of our Named Executive Officers, as presented by this proxy statement (Proposal 2);

3.	To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2012 (Proposal 3);

4.	To approve an amendment and restatement of the Company’s 2010 Stock Incentive Plan (the “2010 Plan”) for the purpose of increasing the number of shares of common stock authorized for issuance under the 2010 Plan by 1,300,000 shares (Proposal 4); and

5.	To transact such other business as properly may be brought before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors (the “Board”) has fixed the close of business on April 23, 2012 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. A complete list of such stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at our executive offices at 12117 Bee Caves Road, Building Three, Suite 100, Austin, Texas 78738 for a period of 10 days before the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, you are urged to sign and date the attached BLUE proxy card and return it in the enclosed pre-addressed postage-paid envelope. Any stockholder attending the Annual Meeting may vote in person even if that stockholder has returned a proxy.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be

held on                     , 2012

The proxy statement and our annual report on Form 10-K for the year ended December 31, 2011 are available at http://www.vermillion.com.

***Board of Directors’ Recommendation***

We believe that the director nominees proposed by the Board are the most qualified candidates up for election at the Annual Meeting as they have the requisite management experience in clinical diagnostics, as well as public company oversight and governance. Additionally, Paul R. Sohmer, M.D., a Class III director nominee for the Annual Meeting, was recommended as an independent investor representative by a stockholder with substantial, long-term holdings of approximately 5% of the Company’s common stock. Dr. Sohmer was approved by the Nominating and Governance Committee and the independent members of the Board. Dr. Sohmer brings a broad range of leadership experience to the Board, having previously provided direction and oversight to public and privately-held companies engaged in the development, manufacture, marketing and sale of in vitro diagnostic reagents and instruments, as well as in the delivery of hospital-based and esoteric reference laboratory services. He also has a wealth of experience and knowledge with regards to the capital markets, strategic alternatives as well as successful merger and acquisition transactions.

***CAUTION***

Please note that a group of three stockholders – György B. Bessenyei, Gregory V. Novak and Robert S. Goggin (collectively, the “Group”), who beneficially own approximately 1.7% of the Company’s common stock in the aggregate – have provided notice to the Company of its intention to nominate two director nominees in opposition to the Board’s recommended director nominees at the Annual Meeting, and has filed a preliminary proxy statement with the Securities and Exchange Commission on April 20, 2012. You may receive proxy solicitation materials from or on behalf of the Group, including an opposition proxy statement and proxy card. The Group’s nominees are NOT endorsed by the Board. The nominees proposed by the Group are attorneys in private practice, with no applicable experience in clinical diagnostics, and no apparent public company board or management experience. The Board urges you to vote FOR BOTH of our nominees for director on the attached BLUE proxy card. The Board also urges you NOT to sign or return any proxy card sent to you by or on behalf of the Group.

Even if you have previously signed a proxy card sent by or on behalf of the Group, you have the right to change your vote. If you wish to change your vote, please sign, date and mail the attached BLUE proxy card in the enclosed pre-addressed postage-paid envelope. Only the latest-dated proxy card you submit will be counted.

By Order of the Board of Directors

Gail S. Page
Chief Executive Officer

Austin, Texas

                    , 2012

YOUR VOTE IS IMPORTANT. IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN AND DATE THE ATTACHED BLUE PROXY CARD AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

Page
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

PROPOSAL ONE: ELECTION OF DIRECTORS	5

INFORMATION REGARDING THE BOARD OF DIRECTORS, COMMITTEES, AND CORPORATE GOVERNANCE	6

COMPENSATION OF DIRECTORS	13

EXECUTIVE OFFICERS	14

COMPENSATION COMMITTEE REPORT	15

COMPENSATION DISCUSSION AND ANALYSIS	16

PROPOSAL TWO: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	28

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	29

PROPOSAL THREE: RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32

REPORT OF THE AUDIT COMMITTEE	35

PROPOSAL FOUR: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2010 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED UNDER THE 2010 PLAN BY 1,300,000 SHARES	36

OTHER MATTERS	42

-i-

PRELIMINARY COPY—SUBJECT TO COMPLETION

VERMILLION, INC.

12117 Bee Caves Road, Building Three, Suite 100

Austin, Texas 78738

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Vermillion, Inc., a Delaware corporation (“the Company,” “we,” “us” or “our”), for use at our 2012 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on                  at                 . The Annual Meeting will be held at                 . The Notice of our 2012 Annual Meeting, this proxy statement, the accompanying BLUE proxy card and our Annual Report on Form 10-K for the year ended December 31, 2011 will first be mailed to stockholders on or about                  2012, and are also available online at http://www.vermillion.com. Our principal executive offices are located at 12117 Bee Caves Road, Building Three, Suite 100, Austin, Texas 78738 and the telephone number is (512) 519-0400.

Record Date; Outstanding Shares

The voting securities entitled to vote at the Annual Meeting consist of only shares of common stock. Only stockholders of record at the close of business on April 23, 2012 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 14,921,913 shares of our common stock, par value $0.001 per share, issued and outstanding and entitled to vote.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us at our principal executive offices (12117 Bee Caves Road, Building Three, Suite 100, Austin, Texas 78738, Attention: Investor Relations) either a written notice of revocation or a duly executed proxy card bearing a later date, or attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. For shares held in street name by beneficial owners, they may change their votes by submitting a later dated BLUE voting instruction form to their brokers, banks, or other nominees or, if they have obtained legal proxies from their brokers, banks, or other nominees giving them the right to vote their shares at the Annual Meeting, by attending the Annual Meeting and voting in person. Likewise, if you have already voted a proxy furnished by or on behalf of György B. Bessenyei, Gregory V. Novak and Robert S. Goggin (collectively, the “Group”) or other persons or entities, you may REVOKE it through these same procedures. Submitting a proxy card furnished by or on behalf of The Group or other person or entities will revoke votes you have made via our BLUE proxy card.

Solicitation of Proxies

This solicitation of proxies is made by us and all related costs will be borne by us. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and employees, without additional compensation, personally or by electronic or regular mail, telephone, facsimile or press releases. Appendix A sets forth certain information relating to our directors, officers and employee who are deemed to be “participants” in our solicitation of proxies under the applicable rules of the Securities and Exchange Commission (the “SEC”).

As a result of the proxy contest initiated by the Group, we will incur substantial additional costs in connection with our solicitation of proxies. We have retained D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for a fee of up to $75,000 plus out-of-pocket expenses. D.F. King expects that approximately 25 of its employees will assist in the solicitation. Our expenses related to the solicitation of proxies from stockholders this year will substantially exceed those normally spent for an annual meeting. Such additional solicitation costs are expected to include the increased fee payable to our proxy solicitor; fees of our outside counsel to advise us in connection with a contested solicitation of proxies; increased mailing costs, such as the costs of additional mailings of solicitation material to stockholders, including printing costs, mailing costs and reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of our common stock, as described above; and the costs of retaining an independent inspector of election. To date, we have incurred approximately $85,000 of costs in connection with the solicitation. The total amount estimated to be spent in connection with the solicitation is $300,000. No employees have been specially engaged to solicit proxies; however, it is anticipated that our President and Chief Executive Officer may meet with investors respecting matters to be acted upon at the Annual Meeting.

If you have questions about how to vote your shares, or need additional assistance, please contract D.F. King & Co., Inc., which is assisting Vermillion, Inc. in the solicitation of proxies:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Stockholders please call toll-free: (800) 859-8509

All others call collect: (212) 269-5550

Stockholders please call toll-free: (800) 859-8509. All others call collect: (212) 269-5550.

Quorum; Abstentions; Broker Non-Votes

Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. When a proxy card is properly dated, executed and returned, the shares represented by such proxy card are counted in determining whether a quorum exists, even if the shares are voted “ABSTAIN” or “WITHHELD.”

The proposal to elect the nominees for director set forth herein requires, with respect to the election of each nominee, the affirmative vote of a plurality of the shares present at the meeting in person or by proxy and entitled to vote. Shares voted “ABSTAIN” or “WITHHELD” are not counted as votes cast and, thus, will have no effect on the vote to elect the nominees for director. The proposals to approve compensation of our Named Executive Officers, to ratify the selection of BDO USA, LLP as our independent registered public accounting firm, and to approve an amendment and restatement of the Company’s 2010 Stock Incentive Plan (the “2010 Plan”) for the purpose of increasing the number of shares of common stock authorized for issuance under the 2010 Plan by 1,300,000 shares all require the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote. Thus, shares voted “ABSTAIN” or “WITHHELD” will have the same effect as votes AGAINST the approval of the three proposals.

If a stockholder holds shares in the name of a broker, bank or nominee (this is called “street name”), the broker, bank, or nominee will send to the stockholder a BLUE voting instruction form with this proxy statement. The SEC has approved a rule that changes the manner in which the stockholder’s vote in certain matters will be handled. The effect of these changes is that the broker, bank or nominee will no longer be permitted to vote on the stockholder’s behalf on certain matters that are not “routine,” such as on the proposals regarding the election of directors, the approval of executive compensation, or the approval of an increase of 1,300,000 shares of common stock authorized for issuance under the 2010 Plan, unless the stockholder provides specific instructions by completing and returning the BLUE voting instruction form (these uninstructed votes are termed “broker non-votes”). If no proxy contest is initiated, the proposal to ratify the appointment of independent registered public accounting firm will be considered a routine matter and the broker, bank or nominee will be allowed to vote the shares in street name, without receiving specific instructions from shareholders on how to vote the shares on that proposal. As a result of the proxy contest initiated by the Group, there will be no routine matters and therefore for votes of stockholders holding shares in street names to be counted, the stockholders will need to communicate their voting instructions to their brokerage firms before the date of the Annual Meeting. If such stockholders do not instruct the brokerage firm to vote in a timely manner, their shares will not be voted on these matters.

Broker non-votes are counted for purposes of determining whether a quorum exists for the transaction of business, but are not treated as entitled to vote on these proposals and, therefore, are not counted for purposes of determining the number of votes cast with respect to these particular proposals. Accordingly, broker non-votes will make a quorum more readily obtainable, but do not affect the outcome of the vote on these proposals.

Voting

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters. Stockholders do not have cumulative voting rights.

When a BLUE proxy card is properly dated, executed and returned, the shares represented by such BLUE proxy card will be voted at the Annual Meeting in accordance with the instructions of the stockholder as set forth on the BLUE proxy card. If no specific instructions are given, the shares will be voted (1) “FOR” the election of the nominees for director set forth herein; (2) “FOR” the approval of the compensation of our Named Executive Officers as described under “Compensation Discussion and Analysis” below; (3) “FOR” the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; (4) “FOR” the approval of an amendment and restatement of the Company’s 2010 Plan for the purpose of increasing the number of shares of common stock authorized for issuance under the 2010 Plan by 1,300,000 shares; and (5) at the discretion of the individuals designated as proxies on the BLUE proxy card on such other business as may properly come before the Annual Meeting or any adjournment thereof.

Attendance at the Annual Meeting

Attendance at the Annual Meeting will be limited to stockholders as of the Record Date. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership as of the Record Date.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may be “householding” our proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write to us at our principal executive offices, 12117 Bee Caves Road, Building Three, Suite 100, Austin, Texas 78738, Attn: Investor Relations, telephone: (512) 519-0400. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Submission of Stockholder Proposals for the 2013 Annual Meeting

Stockholder proposals intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2013 Annual Meeting, pursuant to Rule 14a-8 promulgated under the Securities Exchange

Act of 1934, as amended (the “Exchange Act”) by the SEC, must be received at our principal executive offices no later than January 10, 2013. Such proposals must also satisfy the procedures set forth in Rule 14a-8 under the Exchange Act.

Stockholder proposals and director nominations not included in our proxy statement for the 2013 Annual Meeting will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our at our principal executive offices. To be timely, stockholder proposals and director nominations must be received by us no earlier than February 7, 2013 and no later than March 8, 2013. Proposals and nominations that are not received in a timely manner will not be voted on at the 2013 Annual Meeting. Please review our bylaws, which contain additional requirements regarding advance notice of stockholder proposals. You may view our bylaws by visiting the SEC’s Internet website at www.sec.gov.

YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SUPPORT YOUR CURRENT BOARD OF DIRECTORS BY SIGNING AND DATING THE ENCLOSED BLUE PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE.

IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, only it can sign a proxy card with respect to your shares and only upon specific instructions from you. Please return the enclosed BLUE proxy card to your broker or bank and contact the person responsible for your account to ensure that a BLUE proxy card is voted on your behalf.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven directors. The directors are divided into three classes having staggered three-year terms, so that the term of one class expires at each annual meeting of stockholders. The term of the two incumbent Class III directors, John F. Hamilton and Gail S. Page, will expire at this Annual Meeting. John F. Hamilton is not nominated for re-election at this Annual Meeting. Two nominees, Gail S. Page and Paul R. Sohmer, M.D., are proposed by our Board of Directors for election as Class III directors at this Annual Meeting, to hold office until the annual meeting in 2015 and until their successors are duly elected and qualified. If any of the two Board’s nominees are unable or decline to serve as director, the proxies will be voted for any substitute nominee who shall be designated by the Board. It is not expected that either of the two Board’s nominees will be unable to or will decline to serve as directors.

Class III Director Nominees to the Board:

Name	Age	Position with Vermillion

Paul R. Sohmer, M.D.	63	None

Gail S. Page	56	President, Chief Executive Officer and Director

Required Vote; Recommendation

The two nominees receiving the highest number of affirmative votes of the outstanding shares of common stock, present or by proxy, will be elected as directors so long as a quorum is present. Votes withheld from a particular nominee and broker non-votes will be counted for purposes of determining whether a quorum exists but, because directors are elected by a plurality vote, will have no impact on the vote with respect to that nominee.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF BOTH NOMINEES NAMED ABOVE. IF YOU SIGN AND RETURN THE ENCLOSED BLUE PROXY CARD, UNLESS YOU DIRECT TO THE CONTRARY ON THAT CARD, THE SHARES REPRESENTED BY THAT BLUE PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF BOTH NOMINEES LISTED ABOVE.

We believe that the director nominees proposed by the Board are the most qualified candidates up for election at the Annual Meeting as they have the requisite management experience in clinical diagnostics and public company oversight and governance. Additionally, Paul R. Sohmer, M.D., a Class III director nominee for the Annual Meeting, was recommended as an independent investor representative by a stockholder with substantial, long-term holdings of approximately 5% of the Company’s common stock. Dr. Sohmer was approved by the Nominating and Governance Committee and the independent members of the Board. Dr. Sohmer brings a broad range of leadership experience to the Board, having previously provided direction and oversight to public and privately-held companies engaged in the development, manufacture, marketing and sale of in vitro diagnostic reagents and instruments, as well as in the delivery of hospital-based and esoteric reference laboratory services. He also has a wealth of experience and knowledge with regards to the capital markets, strategic alternatives as well as successful merger and acquisition transactions.

Please note that the Group – who beneficially own approximately 1.7% of the Company’s common stock in the aggregate – have provided notice to the Company of its intention to nominate two director nominees in opposition to the Board’s recommended director nominees at the Annual Meeting, and has filed a preliminary proxy statement with the SEC on April 20, 2012. You may receive proxy solicitation materials from or on behalf of the Group, including an opposition proxy statement and proxy card. The Group’s nominees are NOT endorsed by the Board. The nominees proposed by the Group are attorneys in private practice, with no applicable experience in clinical diagnostics, and no apparent public company board or management experience. The Board urges you to vote FOR BOTH of our nominees for director on the attached BLUE proxy card. The Board also urges you NOT to sign or return any proxy card sent to you by or on behalf of the Group.

Even if you have previously signed a proxy card sent by or on behalf of the Group, you have the right to change your vote. If you wish to change your vote, please sign, date and mail the attached BLUE proxy card in the enclosed pre-addressed postage-paid envelope. Only the latest-dated proxy card you submit will be counted.

INFORMATION REGARDING THE BOARD OF DIRECTORS, COMMITTEES, AND

CORPORATE GOVERNANCE

Biographical Information of Our Directors

Our Board of Directors currently consists of seven directors. The directors are divided into three classes having staggered three-year terms, so that the term of one class expires at each annual meeting of stockholders. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors. The classes are currently comprised as follows:

•	Class I directors. Bruce A. Huebner and William C. Wallen, Ph.D. are Class I directors, whose terms will expire in 2013;

•	Class II directors. James S. Burns, Peter S. Roddy and Carl Severinghaus are Class II directors, whose terms will expire at the Annual Meeting held in 2014; and

•

Class III directors and nominees.    Gail S. Page and John F. Hamilton are Class III directors, whose terms will expire in 2012. John F. Hamilton is not nominated for re-election at this Annual Meeting and the Board has nominated Paul R. Sohmer, M.D. as the Class III Director to fill the board seat currently held by John F. Hamilton. Dr. Sohmer was recommended as an independent investor representative by a stockholder with substantial, long-term holdings of approximately 5% of the Company’s common stock.

Class III Directors Nominated for Election to a Three-Year Term Expiring at the 2015 Annual Meeting

Paul R. Sohmer, M.D., age 63, currently serves as President and Chief Executive Officer of Viracor-IBT Laboratories, Inc., a diagnostic and research laboratory specializing in allergy, immunology, and infectious disease testing. Prior to joining Viracor-IBT Laboratories, from February 2009 to January 2011, Dr. Sohmer served as Chief Executive Officer of Orthocon, Inc., a company that develops, manufactures, markets, and sells implantable products designed to stop bone bleeding. From 2007 to 2009, Dr. Sohmer served on the RadPharm, Inc. Board of Directors, and from 2008 to 2009, he served as Chairman of the Board of Directors of Molecular Biometrics, Inc. Dr. Sohmer served as Interim CEO of Cylex, Inc. from January through March of 2008 and CEO of Pathway Diagnostics from May to September of 2008. From June 2000 to December 2006, Dr. Sohmer served as Chairman, President and Chief Executive Officer of TriPath Imaging, Inc. (NASDAQ:TPTH). From 1997 to 2000, Dr. Sohmer served as President and Chief Executive Officer of Neuromedical Systems, Inc. (NASDAQ:NSIX). From 1992 to 1996, Dr. Sohmer served as President and Chief Executive Officer of Genetrix, Inc., a genetic testing lab. From 1991-1992, Dr. Sohmer served as Vice President of Professional Services for Nichols Institute. From 1985 to 1991, Dr. Sohmer served as President and Chief Executive Officer of Pathology Institute, Inc., where he led the first commercial introduction of polymerase chain reaction (PCR) for diagnosis of HIV and founded the Chiron Reference Laboratory. Dr. Sohmer received his B.A. from Northwestern University and M.D. from the Chicago Medical School. Dr. Sohmer was named the Ernst and Young Carolinas Life Sciences Entrepreneur of the Year in 2005.

The Board of Directors believes that Dr. Sohmer is qualified to serve as our director as an independent investor representative because he brings a broad range of leadership experience to the Board, having previously provided direction and oversight to public and privately-held companies engaged in the development, manufacture, marketing and sale of in vitro diagnostic reagents and instruments, as well as in the delivery of hospital-based and esoteric reference laboratory services. He also has a wealth of experience and knowledge with regards to the capital markets, strategic alternatives as well as successful merger and acquisition transactions.

Gail S. Page, age 56, has been our director since December 2005. Ms. Page joined us in January 2004 as President of our Diagnostics Division and an Executive Vice President, and was promoted to President and Chief Operating Officer of Vermillion in August 2005. Subsequently, Ms. Page became our President and Chief Executive Officer in December 2005 and served in this capacity until her resignation on March 27, 2009 due to our bankruptcy proceeding in 2009. In connection with our emergence from bankruptcy in 2010, Ms. Page was reappointed as our Chief Executive Officer on February 1, 2010. From October 2000 to January 2003, Ms. Page was Executive Vice President and Chief Operating Officer of Luminex Corporation. From 1988 to 2000, Ms. Page held various senior level management positions with Laboratory Corporation of America (“LabCorp”). In 1993, Ms. Page was named Senior Vice President, Office of Science and Technology at LabCorp, responsible for the management of scientific affairs in addition to the diagnostics business segment. Additionally, from 1995 to 1997, Ms. Page headed the Cytology and Pathology Services business unit for LabCorp. From 1988 to 2000, Ms. Page was a member of the Scientific Advisory Board at LabCorp and chaired the committee from 1993 to 1997. Prior to her years at LabCorp and its predecessor, Roche Biomedical, Ms. Page worked in various functions in the academic field and the diagnostics industry. Ms. Page received her A.S. in Medical Technology in combination with a Cardiopulmonary Technology Diploma from the University of Florida. Ms. Page also completed an executive management course at the Kellogg School of Management at Northwestern University.

The Board of Directors has determined that based upon Ms. Page’s intimate knowledge of our business and extensive experience in the management and development of biotechnology companies, she has the qualifications and skills to serve as a member of our Board of Directors. She also brings significant experience in the sales, marketing and commercialization of diagnostic products.

Class I Directors Continuing Office until the 2013 Annual Meeting

Bruce A. Huebner, age 61, has been our director since May 2011 and serves as a member of our Compensation Committee and a member of our Nominating and Governance Committee. Mr. Huebner currently serves as a managing director for LynxCom Partners, LLC, a healthcare consulting firm. From October 2009 to June 2010, Mr. Huebner served as President and Chief Executive Officer of TrovaGene, Inc., a developer of molecular diagnostics products based on the detection of transrenal genetic markers. From May 2005 to July 2008, Mr. Huebner served as President of Osmetech Molecular Diagnostics, where he successfully established Osmetech as a fully integrated business, obtaining FDA clearance for four molecular diagnostic microarray products and introducing them to the marketplace. From 2002 to 2004, Mr. Huebner was President and Chief Operating Officer of Nanogen, Inc., a publicly held nanotechnology/microarray company. From 1996 to 2002, Mr. Huebner was Executive Vice President and Chief Operating Officer of Gen-Probe, Inc. which today is one of the world leaders in the development of nucleic acid tests, including a focus on diagnostic tests for infectious disease that affect women’s health. Mr. Huebner’s other experience includes Vice President of Marketing and Sales at Quidel, Director of Marketing for the U.S. and Director of Marketing and Market Development in Europe for Hybritech, Inc., and various sales and marketing positions at Roche Diagnostics. He currently serves as a director on the board of directors of Pasadena Bioscience Collaborative and Corgenix Medical Corporation. Mr. Huebner received his Bachelor of Science degree in Chemistry from the University of Wisconsin-La Crosse and completed a graduate school senior executive program at Columbia University.

Mr. Huebner’s broad experience with various diagnostic companies allows him to assist our Board in evaluating and refining our business strategies and commercial objectives.

William C. Wallen, Ph.D., age 68, has been our director since February 2010 and serves as Chairman of our Nominating and Governance Committee. Additionally, he is a member of our Audit Committee and Compensation Committee, and served on our Scientific Advisory Board from April 2006 until February 2010, when he joined the Board of Directors. Dr. Wallen served as the Senior Vice President and Chief Scientific Officer of IDEXX Laboratories, Inc. (“IDEXX”) beginning September 2003, and retired from IDEXX on March 3, 2010. Commencing in December 2008, Dr. Wallen took on the position of leading its infectious disease product manufacturing operations. Dr. Wallen led IDEXX’s pharmaceutical products business from September 2003 until IDEXX sold certain product lines and restructured that business in 2008. Prior to joining IDEXX, Dr. Wallen held various positions with Bayer Corporation, most recently as Senior Vice President, Research and Development, and Head, Office of Technology for the Diagnostics Division of Bayer Healthcare. From 2001 to 2003, Dr. Wallen served as Senior Vice President and Head of Research, Nucleic Acid Diagnostics Segment;

from 1999 to 2001, as Senior Vice President of Research and Development Laboratory Testing Segment; and from 1993 to 1999, as Vice President of Research and Development, Immunodiagnostic and Clinical Chemistry Business Units. Before joining Bayer Corporation, from 1990 to 1993, Dr. Wallen was Vice President, Research and Development at Becton Dickinson Advanced Diagnostics. Dr. Wallen is a member of the American Association of Clinical Chemistry, the American Society for Microbiology, American Association for Cancer Research, The Leukemia Society of America, and the New York Academy of Science. Dr. Wallen has authored or co-authored 55 scientific papers and articles covering topics in immunology, virology, oncology and detection methodologies. Dr. Wallen received his B.S. in Zoology and M.S. in Microbiology from Michigan State University, and Ph.D. in Molecular Biology from University of Arizona College of Medicine.

The Board of Directors has determined that based upon Dr. Wallen’s extensive experience in research and development and corporate governance matters in the diagnostics industry, he has the qualifications and skills to serve as a member of our Board of Directors. Dr. Wallen also brings to the Board a background in managing public companies, which gives him the qualification and skills to serve as a key member of the Board’s Audit, Compensation, and Nominating and Governance Committees.

Class II Directors Continuing Office until the 2014 Annual Meeting

James S. Burns, age 66, has been our director since June 2005 and has served as Chairman of the Board since September 29, 2011. Mr. Burns is currently President, Chief Executive Officer and director of AssureRx, Health, Inc., a personalized medicine company which specializes in pharmacogenetics for neuropsychiatric disorders. Prior to joining AssureRx, Health, Inc., Mr. Burns was the President and Chief Executive Officer of EntreMed, Inc. from June 2004 to December 2008, and a director from September 2004 to December 2008. Mr. Burns was a co-founder and, from 2001 to 2003, served as President and as Executive Vice President of MedPointe, Inc., a specialty pharmaceutical company that develops, markets and sells branded prescription pharmaceuticals. From 2000 to 2001, Mr. Burns served as a founder and Managing Director of MedPointe Capital Partners, a private equity firm that led a leveraged buyout to form MedPointe Pharmaceuticals. Previously, Mr. Burns was a founder, Chairman, President and Chief Executive Officer of Osiris Therapeutics, Inc., a biotech company developing therapeutic stem cell products for the regeneration of damaged or diseased tissue. Mr. Burns has also been Vice Chairman of HealthCare Investment Corporation and a founding General Partner of Healthcare Ventures L.P., a venture capital partnership specializing in forming companies building around new pharmaceutical and biotechnology products; Group President at Becton Dickinson and Company, a multidivisional biomedical products company; and Vice President and Partner at Booz & Company, Inc., a multinational consulting firm. Mr. Burns is a director of Symmetry Medical Inc. (NYSE: SMA), a supplier of products and services to orthopedic and other medical device companies, and a director of the International BioResources Group and the American Type Culture Collection (ATCC). Mr. Burns received his B.S. and M.S. in Biological Sciences from the University of Illinois, and M.B.A. from DePaul University. He is a 2011 Board Leadership Fellow of the National Association of Corporate Directors.

Our Board of Directors has determined that based upon Mr. Burns’ extensive experience in the diagnostics industry, and current and prior directing and management experience, he has the qualifications and skills to serve as a member of our Board of Directors.

Peter S. Roddy, age 52, was appointed to our Board of Directors and Audit Committee on February 18, 2010. Mr. Roddy has served as Vice President and Chief Financial Officer of Pain Therapeutics, Inc. since July 2004, and as its Chief Financial Officer since November 2002. From 1990 to 2002, Mr. Roddy held a variety of senior management positions at COR Therapeutics, Inc. (now part of Takeda Pharmaceutical Company Limited), a biopharmaceutical company, including Senior Vice President, Finance and Chief Financial Officer between 2000 and 2002. Prior to 1990, Mr. Roddy held a variety of positions at Price Waterhouse & Company, Hewlett Packard Company and MCM Laboratories, Inc. Mr. Roddy received his B.S. in Business Administration from the University of California, Berkeley.

Our Board of Directors has determined that based upon Mr. Roddy’s extensive experience in the life science industry, including relevant experience as an executive officer and chief financial officer, as well as experience at a major accounting firm, he has the qualifications and skills to serve as a member of our Board of Directors and Chairman of the Audit Committee.

On December 2, 2011, a class action complaint claiming violations of certain securities laws was filed against Pain Therapeutics and its executive officers, including Mr. Roddy, in the U.S. District Court for the Western District of Texas by a holder of its securities and its executive officers. This complaint alleged, among other things, violations of Section 10(b), Rule 10b-5, and Section 20(a) of the Exchange Act arising out of allegedly untrue or misleading statements of material facts made by Pain Therapeutics regarding REMOXY during the purported class period from February 3, 2011 to June 23, 2011.

Carl Severinghaus, age 59, was appointed to our Board of Directors on March 3, 2010 and serves as our Compensation Committee Chairman. In addition, he is a member of our Audit Committee and also our Nominating and Governance Committee. Since January 1,2011, Mr. Severinghaus is Vice President, Head Global Sales OEM Components of the Tecan Group. Previously from 2009 until 2011 he was President of Tecan Americas, responsible for Sales and Commercial Operations for the Americas Region, including US, Canada, Central and South America. From 2007 until 2009, he lived in Zurich and was Senior Vice President for International Sales, responsible for Worldwide Sales and Operations. From 1999 to 2007, Mr. Severinghaus was President and General Manager of Tecan US. Prior to becoming President and General Manager, he was Vice President of Sales from 1991 to 1998. Before he joined Tecan he was National Sales Manager for American Monitor Corporation.

Mr. Severinghaus received his Bachelor of Fine Arts Degree from Drake University in 1974. Mr Severinghaus is or has been a member of the Analytical & Life Science System Association, Society for Laboratory Automation and Screening (SLAS) and also the American Association of Clinical Chemistry (AACC).

The Board of Directors has determined that based upon Mr. Severinghaus’ demonstrated executive level management and commercial operations skills, both domestically and internationally, he has the qualifications and skills to serve as a member of our Board of Directors and a key member of the Board’s Audit, Compensation, and Nominating and Governance Committees.

Independence of the Board of Directors

After review of all relevant transactions or relationships between each Director, or any of his/her family members, and the Company, our senior management and its independent registered public accounting firm, the Board has affirmatively determined that all of our directors other than Ms. Gail Page are independent directors, as the term is currently defined under NASDAQ Listing Rule 5605(a)(2).

Board Leadership Structure

The Board has chosen to separate the roles of Chief Executive Officer and Chairman of the Board. This situation enables our Chief Executive Officer, Ms. Page, to focus on the day-to-day operation of our business while allowing Mr. Burns, our Chairman of the Board, to focus on leadership of the Board. The Board believes that its current leadership structure best serves the objectives of the Board’s oversight of management, the ability of the Board to carry out its roles and responsibilities on behalf of the stockholders, and the Company’s overall corporate governance.

Role of the Board in Risk Oversight

The Board is involved in oversight of risks that could affect us. This oversight is conducted primarily through committees of the Board, and particularly the Audit Committee and Nominating and Governance Committee, but

the full Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Meetings of the Board of Directors

Our Board establishes overall policies and standards and reviews the performance of management. During the fiscal year ended December 31, 2011, the Board held twelve meetings and took action by unanimous written consent on four occasions. Each Board member attended 75% or more of the aggregate meetings of the Board, on which he or she served, held during the period for which he or she was a director. Applicable NASDAQ listing standards require that the independent directors meet from time to time in executive session. In 2011, our independent directors met in regularly scheduled executive sessions at which only independent directors were present. It is our policy to request that all Board members attend the annual meeting of stockholders. We held an annual meeting of stockholders on June 6, 2011.

Audit Committee

The Audit Committee of the Board was established by the Board to oversee our corporate accounting and financial reporting processes, systems of internal control over financial reporting and the quality and integrity of our financial statements and reports. In addition, the Audit Committee oversees the qualification, independence and performance of our independent registered public accounting firm. The Audit Committee also recommends to the Board the appointment of our independent registered public accounting firm.

The Audit Committee is currently composed of three directors: Mr. Roddy, Chairman, Dr. Wallen and Mr. Severinghaus. The Audit Committee is governed by a written Audit Committee Charter adopted by the Board. The Audit Committee charter can be found in the Investor Relations section of our website at http://www.vermillion.com. In fiscal year 2011, the Audit Committee met four times.

The Board has determined that all members of our Audit Committee are independent, as the term is currently defined in NASDAQ Listing Rules 5605(a)(2). The Board has determined that Mr. Roddy qualifies as an “audit committee financial expert,” as defined in applicable rules. The Board made a qualitative assessment of Mr. Roddy’s level of knowledge and experience based on a number of factors, including his experience as the chief financial officer of several companies.

Compensation Committee

The Compensation Committee of the Board acts on behalf of the Board to review, adopt and oversee our compensation strategy, policies, plans and programs. The Compensation Committee reviews and recommends to the Board for approval the compensation (i.e., salary, bonus and stock-based compensation grants) and other terms of employment or service of our Chief Executive Officer and other executive officers, reviews with management our Compensation Discussion and Analysis for inclusion in our proxy statements and other SEC filings, and administers our 2010 Stock Incentive Plan. The Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Our executive officers recommend to the Compensation Committee of the Board business performance targets and objectives and provide background information about the underlying strategic objectives. Our Chief Executive Officer generally makes recommendations to the Compensation Committee regarding salary increases for other executive officers during the regular merit increase process. Our executive officers are not present or involved in deliberations concerning their own compensation.

The Compensation Committee is currently composed of three directors: Mr. Severinghaus, Chairman, Mr. Huebner and Dr. Wallen. The Board has determined that all three members of our Compensation Committee are independent pursuant to NASDAQ Listing Rule 5605(a)(2). The Compensation Committee has adopted a written charter that can be found in the Investor Relations section of our website at http://www.vermillion.com. The Compensation Committee met four times in 2011.

The performance and compensation process and specific determinations of the Compensation Committee with respect to executive compensation for 2011 are described in greater detail in the Compensation Discussion and Analysis section of this proxy statement.

Nominating and Governance Committee

Our Nominating and Governance Committee currently consists of Dr. Wallen, Chairman, Mr. Huebner and Mr. Severinghaus. The Nominating and Governance Committee met two times in 2011.

The Nominating and Governance Committee is responsible for identifying individuals qualified to serve as members of the Board, recommending to the independent members of the Board nominees for election as our directors, and providing oversight with respect to corporate governance and ethical conduct. The Board has determined that all the members of the Nominating and Governance Committee are “independent directors” as currently defined in NASDAQ Listing Rule 5605(a)(2). Our director nomination process meets applicable NASDAQ requirements because our director nominees are selected by the independent members of the Board. The Nominating and Governance Committee has adopted a written charter that can be found in the Investor Relations section of our website at http://www.vermillion.com.

The information below describes the criteria and process that the Nominating and Governance Committee uses to evaluate candidates to the Board.

Board Membership Criteria

The Nominating and Governance Committee is responsible for assessing the appropriate balance of experience, skills and characteristics required of the Board. Nominees for director are selected on the basis of depth and breadth of experience, knowledge, integrity, ability to make independent analytical inquiries, understanding of our business environment, the willingness to devote adequate time to Board duties, the interplay of the candidate’s experience and skills with those of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any Committees of the Board. Although there is no specific policy regarding diversity in identifying director nominees, both the Nominating and Governance Committee and the Board seek the talents and backgrounds that would be most helpful to us in selecting director nominees. In particular, the Nominating and Governance Committee, when recommending director candidates to the full Board for nomination, may consider whether a director candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.

Stockholders Proposals for Nominees

The Nominating and Governance Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating and Governance Committee c/o our Corporate Secretary and should include (at a minimum) the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of our common stock which are owned beneficially and of record by such stockholder(s); and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described under “Information About the Annual Meeting and Voting—Submission of Stockholder Proposals for the 2013 Annual Meeting” above.

Process for Identifying and Evaluating Nominees

The Nominating and Governance Committee initiates the process for identifying and evaluating nominees to the Board by identifying a slate of candidates who meet the criteria for selection as nominees and have the specific qualities or skills being sought based on input from members of the Board, management and, if the Nominating and Governance Committee deems appropriate, a third-party search firm. Candidates are evaluated by the Nominating and Governance Committee on the basis of the factors described above under “Board Membership Criteria.” With respect to candidates for initial election to the Board, the Nominating and Governance Committee also reviews biographical information and qualifications and checks the candidates’ references. Qualified candidates are interviewed by at least one member of the Nominating and Governance Committee. Serious candidates meet, either in person or by telephone, with all members of the Nominating and Governance Committee and as many other members of the Board as practicable.

Using the input from interviews and other information obtained, the Nominating and Governance Committee evaluates which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the independent members of the Board that the Board nominate, or elect to fill a vacancy with, a prospective candidate. Candidates recommended by the Nominating and Governance Committee are presented to the independent members of the Board for selection as nominees to be presented for the approval of the stockholders or for election to fill a vacancy. The Nominating and Governance Committee expects that a similar process will be used to evaluate nominees recommended by stockholders.

Nominees to the Board of Directors for the Annual Meeting

Paul R. Sohmer, M.D., a Class III director nominee for the Annual Meeting, was recommended as an independent investor representative by a stockholder with substantial, long-term holdings of approximately 5% of the Company’s outstanding common stock. Dr. Sohmer was approved by the Nominating and Governance Committee and the independent members of the Board.

Code of Ethics

We have adopted the Vermillion, Inc. Code of Ethics that applies to all our officers, directors and employees. The Code of Ethics is available under the Investor Relations section of our website at http://www.vermillion.com. We will disclose on our website any waiver of, or amendment to, the Code of Ethics.

Stockholder Communications

Our stockholders may communicate directly with the Board of Directors in writing, addressed to:

Board of Directors

c/o Corporate Secretary

Vermillion, Inc.

12117 Bee Caves Road, Building Three, Suite 100

Austin, Texas 78738

The Corporate Secretary will review each stockholder communication. The Corporate Secretary will forward to the entire Board (or to members of a committee thereof, if the communication relates to a subject matter clearly within that committee’s area of responsibility) each communication that (a) relates to our business or governance, (b) is not offensive and is legible in form and reasonably understandable in content, and (c) does not merely relate to a personal grievance against us, a director, a member of the management, or other employees of us, or to further a personal interest not shared by the other stockholders generally.

COMPENSATION OF DIRECTORS

Director Compensation

Outside directors (i.e., non-employee directors) are compensated for their service as (1) a member of the Board of Directors, (2) a member of any committee of the Board of Directors, and (3) a chair of any committee of the Board of Directors. For 2011, we adopted a compensation program granting restricted stock units (“RSUs”) to outside directors with a targeted value on the grant date. The number of RSUs granted is determined by dividing the targeted value by a trailing average price of our common stock on the date of grant of the RSUs. 50% of the RSUs granted to directors vested on June 1, 2011, and 25% of the RSUs vested on each of September 1, 2011 and December 1, 2011, except that 100% of the RSUs granted to Bruce A Huebner vested on December 1, 2011 due to the fact that he joined the Board in May 2011. Outside directors did not receive any cash compensation in connection with their services as directors, nor did they sell any RSUs, except that historically certain RSUs were sold by certain directors only for the purpose of covering their tax liability incurred in connection with the distribution of the RSUs. Periodically, the Compensation Committee reviews and determines the adequacy of the compensation program for outside directors, and based upon the results of their analysis, the Compensation Committee will make recommendations in regards to the compensation program for outside directors to the Board of Directors. During fiscal year 2011, the outside directors were compensated as follows, with the RSU awards being made as of March 22, 2011 based on a grant date value of $3.95 per RSU:

•	each outside directors received 15,200 RSUs;

•	the chairperson of the Audit Committee received 3,000 RSUs;

•	the chairperson of the Compensation Committee received 2,300 RSUs;

•	the chairperson of the Nominating and Governance Committee received 1,500 RSUs;

•	the other members of the Compensation Committee each received 1,000 RSUs; and

•	the other members of the Audit Committee received 1,500 RSUs.

The compensation earned by our outside directors for the year ended December 31, 2011 was as follows:

Name	Fees Earned or Paid in Cash		Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
James S. Burns(1)	—		$391,298	$—	$—	$—	$—	$391,298
John F. Hamilton(1)	—		391,298	—	—	—	—	391,298
Bruce A. Huebner	$9,200	(3)	26,491	—	—	—	—	35,691
Peter S. Roddy	—		71,890	—	—	—	—	71,890
Carl Severinghaus	—		79,000	—	—	—	—	79,000
William C. Wallen, Ph.D.	—		75,840	—	—	—	—	75,840
Total	$9,200		$1,035,817	$—	$—	$—	$—	$1,045,017

(1)	Stock awards include $331,258 for compensation earned under the Debtor’s Incentive Plan pursuant to a Bankruptcy Court Order in April 2010. The restricted stock award vested ratably over a 24-month period from June 22, 2009 to June 22, 2011.
(2)	All outside directors received RSUs in lieu of any cash compensation.
(3)	Amount represents Mr. Huebner’s consulting income.

EXECUTIVE OFFICERS

Set forth below is the information about our executive officers in 2012:

Name	Age	Positions
Gail S. Page	56	President and Chief Executive Officer

Eric J. Schoen	43	Chief Accounting Officer

Donald G. Munroe, Ph.D.	55	Chief Scientific Officer and Vice President of Research and Development

William Creech	60	Vice President of Sales and Marketing

Gail S. Page’s biography can be found under “INFORMATION REGARDING THE BOARD OF DIRECTORS, COMMITTEES, AND CORPORATE GOVERNANCE.”

Eric J. Schoen joined us in July 2010 as our Corporate Controller. He has been our Chief Accounting Officer since October 2011. Prior to joining us, Mr. Schoen served as Revenue Controller for Borland Software from 2007 to 2010. From 2000 to 2007, he served in Corporate Controller and Director of Finance roles for Trilogy Enterprises, Momentum Software and Alticast, Inc. Mr. Schoen also spent nine years with PricewaterhouseCoopers, most recently as a Manager in the audit and assurance, transaction services and global capital markets practices. Mr. Schoen received his Bachelor of Science in Finance from Santa Clara University.

Donald G. Munroe, Ph.D., joined us in October 2011 as our Chief Scientific Officer and Vice President of Research and Development. Dr. Munroe has extensive experience in the diagnostic industry, and has been a key member of upper management in a number of prominent diagnostic and life science companies. He served as Vice President, Immunoassay Research and Development from 2009 to 2011 at Beckman Coulter, a preeminent manufacturer of automated diagnostic tests and biomedical instruments. In this role, Dr. Munroe was responsible for launching key Immunoassay menu additions and re-standardizing existing assays. He also initiated manufacturing science investigations and product improvement projects. Previously, Dr. Munroe worked at Invitrogen Corporation in several roles including Vice President, Research and Development (Transplant Diagnostics) from 2006 to 2008, Vice President, Global Program and Portfolio Management (Corporate) from 2004 to 2005, and Director, Research and Development (GIBCO™) from 2002 to 2003. Dr. Munroe was Director of Technology Commercialization with Corning (Microarray Technologies) from 2000 to 2002, and has 10 years of pharmaceutical discovery research experience at R.W. Johnson Pharmaceutical Research Institute (1990 to 1995) and Allelix Biopharmaceuticals (1996 to 2000). Dr. Munroe received his Bachelor of Science in Biology from the University of Guelph, Master of Science in Medical Sciences at McMaster University and Ph.D. in Medical Biophysics at University of Toronto. Dr. Munroe has served as a member of the Scientific Advisory Board of Minneapolis Community & Technical College and is a member of the American Association for Clinical Chemistry and the American Association for the Advancement of Science. Dr. Munroe is an inventor in seven granted U.S. patents, and has authored peer-reviewed publications on the molecular basis of cancer, gastrointestinal disorders, inflammation and other topics.

William Creech joined us in March 2010 as Vice President of Sales and Marketing. Prior to joining us, Mr. Creech served as Principal of WBC Consulting, where he provided strategic and tactical consulting services to clients in the medical devices and diagnostics industry from 2008 until March 2010. Mr. Creech has over 30 years of experience in the diagnostics industry, serving as Vice President of Sales and Marketing at Capitol Vial, Inc. from 2005-2008 where he was responsible for creating a sales organization and initiating a scalable pricing program that increased gross margin 500 basis points. He also launched a key new product, “Snappies”™, increasing volume 400% year over year while increasing pricing by 30%. Mr Creech was Vice President of Corporate Accounts at Apogent Technologies from 1998-2005 where he negotiated multi subsidiary contracts with key customers such as Quest Diagnostics and IDEXX. Prior to that, Mr. Creech was Director of Corporate Accounts at Ciba Corning/Chiron Diagnostics from 1995 to 1998. At Abbott Diagnostics, he served in various sales, sales training and sales management and corporate roles for 14 years from 1981 to 1995, receiving awards such as Presidents Club for 4 straight years and was sales rep of the year for the Diagnostics Division. Mr. Creech served as an Armor officer in the United States Army from 1975 to 1981 and graduated with a B.S. from Florida Southern College.

COMPENSATION COMMITTEE REPORT1

Our executive compensation program for our Named Executive Officers is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report is provided by the following independent directors of the Compensation Committee:

Carl Severinghaus, Chairman

Bruce A. Huebner

William C. Wallen

[1]	The information provided under the heading “Compensation Committee Report” shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that it is specifically incorporated by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

COMPENSATION DISCUSSION AND ANALYSIS

This section describes the compensation program for our Named Executive Officers. In particular, this section focuses on our 2011 compensation program and related decisions. The Compensation Committee annually reviews our executive compensation program to ensure that it appropriately rewards performance that is tied to sound decision-making and creating stockholder value, and is designed to achieve our goals of promoting financial and operational success by attracting, motivating and facilitating the retention of key employees with outstanding talent and ability.

Named Executive Officers During 2011

The following executive officers were our Named Executive Officers during 2011.

Name	Positions

Gail S. Page	President and Chief Executive Officer

Sandra A. Gardiner	Chief Financial Officer

Eric T. Fung, M.D., Ph.D.	Senior Vice President and Chief Science Officer

William Creech	Vice President of Sales and Marketing

Ashish Kohli	Vice President of Corporate Strategy

The following Named Executive Officers as of 2011 are no longer employed with us after their resignations:

Sandra A. Gardiner was our Vice President and Chief Financial Officer from May 2010 until her resignation in October 2011. Prior to joining us, Ms. Gardiner served as Chief Financial Officer of Bend Research Inc., a company that specializes in the definition, advancement, development and commercialization of pharmaceutical and health science technologies, since March 2009. In April 2009, she was elected to Bend Research Inc.’s board of directors. From 2004 through 2008, Ms. Gardiner served as Chief Financial Officer and Corporate Secretary of Lipid Sciences, Inc., responsible for all decision-making authority for all financial and administrations functions for this development stage biotechnology company, which is engaged in research and development of products and processes to treat cardiovascular disease and viral infections. She also held positions at Cardima, Inc. and Comac and began her biotechnology career in 1988 with Advanced Cardiovascular Systems, formerly a division of Guidant, holding several positions in the Internal Audit, Accounting and Finance departments. Ms. Gardiner received her Bachelor of Science in Managerial Economics from the University of California at Davis.

Eric T. Fung, M.D., Ph.D., was our Senior Vice President and Chief Science Officer from February 2010 to November 4, 2011. Currently, Dr. Fung serves as our Chief Medical Officer and a member of the Company’s Scientific Advisory Board. Dr. Fung joined us in May 2000 as a lead scientist in the newly formed Biomarker Discovery Centers. He was promoted to Vice President of Medical and Clinical Affairs and Chief Scientific Officer in June 2006. Dr. Fung resigned from his position on March 19, 2009 and worked as a consultant to us from September 2009 to January 2010. Dr. Fung was reappointed as our Senior Vice President and Chief Science Officer in February 2010. Prior to joining us, Dr. Fung was a Howard Hughes sponsored researcher at Stanford University. Dr. Fung has anatomic pathology training from Stanford Medical School and obtained his M.D. and Ph.D. degrees from the Johns Hopkins University School of Medicine. He graduated with a B.S. with honors from the California Institute of Technology. Dr. Fung has held an Adjunct Assistant Professor position in the Department of Pathology at the Johns Hopkins University School of Medicine.

Ashish Kohli, CFA, was our Vice President of Corporate Strategy from September 2010 until his resignation in February 2012, responsible for investor relations, international expansion and business development. Prior to joining us, Mr. Kohli served as a Buy-Side Equity Analyst at Columbia Wanger Asset Management from July 2005 to June 2010. From 2000 through 2005, he worked at William Blair & Company, the first three years as a Sell-Side Equity Associate, and the last two years as a Sell-Side Equity Analyst. Previously, he held an Emerging Markets Debt Analyst position at Brinson Partners, Inc. Mr. Kohli received his Master of Business Administration from Texas Tech University and his Bachelor of Science in Computer Engineering and Bachelor of Science in Biochemistry from McMaster University in Hamilton, Ontario.

Compensation Philosophy and Objectives

The goal of our compensation program for our Named Executive Officers is the same as for the overall Company, which is to foster compensation policies and practices that attract, engage and motivate high caliber talent by offering compensation in a competitive range. We are committed to a total compensation philosophy and structure that provides flexibility in responding to market factors; rewards and recognizes superior performance; attracts highly skilled, experienced and capable employees; and is fair and fiscally responsible.

The Compensation Committee has designed and implemented compensation programs for Named Executive Officers to reward them for sustaining our financial and operating performance and leadership excellence, to align their interests with those of our stockholders and to encourage them to remain with us for long and productive careers. Because bonus and equity compensation play a key role in aligning our executives’ interests with our stockholders’ interests, annual incentives and equity incentives constitute an essential portion of the Named Executive Officer compensation. However, most of our compensation elements simultaneously fulfill one or more performance, alignment and/or retention objectives.

Base salary and annual bonus are designed to reward annual achievements and be commensurate with the executive’s scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness. Our other elements of compensation focus on motivating and challenging the executive to achieve superior, longer-term, sustained results.

In establishing compensation for the Named Executive Officers, the following are the Compensation Committee’s objectives:

•	Attract, retain, reward and motivate high performing executive talent;

•	Ensure senior officer compensation is aligned with our corporate strategies, business objectives and the long-term interests of our stockholders;

•	Increase the incentive to achieve key strategic, financial and operational performance measures by linking incentive award opportunities to the achievement of performance goals in these areas;

•	Ensure that the elements of compensation, individually and in the aggregate, do not encourage excessive risk-taking; and

•

Enhance the officers’ incentive to increase the Company’s long term value, as well as promote retention of key people, by providing a portion of total compensation opportunities for senior management in the form of direct ownership in the Company through stock ownership.

The Compensation Committee reviews all components of the Named Executive Officers’ compensation, including annual base salary, bonuses based on corporate and individual performance, and equity compensation, perquisites and termination-based compensation. For equity incentive compensation, which includes grants of

RSUs and stock options, the Compensation Committee reviews accumulated realized and unrealized stock options and RSU gains. The Compensation Committee also reviews the dollar value to the executive and cost to the Company of all perquisites, as well as the actual and projected payout obligations under several potential severance and change in control scenarios. In addition, from time to time, the Compensation Committee may hire compensation and benefits consultants to assist in developing and reviewing overall executive compensation strategies. The Compensation Committee also receives input from the Chief Executive Officer regarding the compensation of all executives other than herself.

On June 6, 2011, we held a stockholder advisory vote on the compensation of our named executive officers, commonly referred to as a say-on-pay vote. Our stockholders approved the compensation of our named executive officers. As we evaluated our compensation practices and talent needs throughout fiscal year 2011, we were mindful of the strong support our stockholders expressed for our philosophy of linking compensation to our operating objectives and the enhancement of stockholder value. As a result, our compensation committee decided to retain our general approach to executive compensation.

Compensation Components

Our executive compensation program is designed to attract executives with the requisite skills necessary to support our strategic objectives, to reward executives for the achievement of near-term and long-term objectives, and to retain executives by aligning compensation with the longer-term creation of stockholder value, by developing a sustainable business with consistent performance.

Our compensation program is comprised of the following components for the Named Executive Officers:

•	Base Salaries;

•	Annual Incentive Bonus;

•	Equity Incentives;

•	Employment Agreements providing for severance and change in control benefits; and

•	Certain perquisites as well as 401(k) plan, health and welfare plan benefits.

The Compensation Committee believes that these elements of compensation, when combined, are effective, and will continue to be effective, in achieving the overall objectives of our compensation program.

Base Salaries. Executive salaries are determined based on the data from our comparator group, on evaluation of each officer’s individual performance throughout the year, level of responsibility, overall salary structure, budget guidelines and assessment of our financial condition. This approach ensures that our cost structure will allow us to remain competitive in the markets. Salaries paid to the Named Executive Officers in fiscal 2011 were within the targeted range. The Compensation Committee normally reviews and adjusts as appropriate the base salaries for the Named Executive Officers in the first half of each calendar year. For fiscal year 2011, no adjustment of base salary was made to our existing Named Executive Officers.

Annual Bonuses. Consistent with our objectives to tie a significant portion of the Named Executive Officers’ total compensation to our performance, all Named Executive Officers have a target bonus of a fixed percentage of their salary. At the beginning of each fiscal year, the Compensation Committee establishes performance measures and goals, which typically include milestones and targets. The Compensation Committee typically assigns a weight value based upon the overall goals in order to ensure a balanced approach to the various factors applied to determining bonus amounts. For fiscal year 2011, these goals, milestones and targets focused primarily on the following:

•	Continued commercialization of OVA1 and increasing test volume;

•	Advancing our pipeline;

•	Broadening reimbursement coverage for OVA1;

•	Cash usage and maintaining a strong cash position; and

•	Successful completion of a financing event.

Also, at the beginning of each fiscal year, the Compensation Committee establishes bonus payout targets for each Named Executive Officer. The Compensation Committee generally establishes the individual payout targets for each Named Executive Officer based on the executive’s position, level of responsibility and a review of the compensation information of other companies. For 2011, the payout targets for each Named Executive Officer were as follows:

Gail S. Page	50% of annual base salary

Sandra A. Gardiner	40% of annual base salary

Eric T. Fung, M.D., Ph.D.	50% of annual base salary

William Creech	40% of annual base salary

Ashish Kohli, CFA	40% of annual base salary

After the close of each fiscal year, or other such timeframe as determined by the Compensation Committee, the Compensation Committee assesses the performance of each Named Executive Officer against the pre-established metrics. Each Named Executive Officer receives a bonus based on his or her individual payout target and our performance relative to the specific performance goal.

In its evaluation of performance for fiscal year 2011, the Compensation Committee considered the following goals, milestones and targets: (i) Continued commercialization of OVA1 and increasing test volume; (ii) Advancing our pipeline; (iii) Broadening reimbursement coverage for OVA1; (iv) Cash usage and maintaining a strong cash position; and (v) Successful completion of a financing event. As a result of this evaluation, the Compensation Committee determined that the targets for the fiscal year 2011 had substantially been met. Nevertheless, as a cost saving measure and to preserve cash, the Compensation Committee decided that it was in the best interest of the Company to reduce each named executive officer’s actual bonus payout amount by 70% of the bonus target amount, resulting in the following payouts to each Named Executive Officer employed by us during such period, and pro-rated for their respective duration of employment:

Gail S. Page	$57,750

William Creech	$27,000

Ashish Kohli	$28,800

Ms. Gardiner and Dr. Fung resigned in 2011 and as such are not entitled to any bonus payments in 2011.

When setting annual bonus targets for 2012, the Compensation Committee opted not to increase any of our executive officers’ targets. However, in connection with Mr. Schoen’s promotion to Chief Accounting Officer in October 2011, Mr. Schoen’s target bonus was increased from 10% of his annual salary to 30% of his annual salary, effective January 1, 2012.

Equity Incentive Compensation.    The equity component of our executive compensation program is designed to fulfill our performance alignment and retention objectives. We previously maintained the Vermillion, Inc. 2000 Stock Plan (the “2000 Stock Plan”), which expired in 2010. We will make future equity awards under the 2010 Plan, which was approved by the Board of Directors on February 8, 2010 and by the stockholders on December 3, 2010. The 2010 Plan will be administered by the Compensation Committee of the Board. Our employees, directors, and consultants are eligible to receive awards under the 2010 Plan. The 2010 Plan permits the granting of a variety of awards, including stock options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, deferred share units, performance and cash-settled awards, and dividend equivalent rights. The 2010 Plan provides for issuance of up to 1,322,983 shares of common stock, subject to adjustment as provided in the 2010 Plan.

The 2010 Plan generally authorizes us to make awards reserving the following recourse against a participant who does not comply with certain employment-related covenants, either during employment or for certain periods after ceasing to be employed: we may terminate any outstanding, unexercised, unexpired, unpaid, or deferred awards; rescind any exercise, payment or delivery pursuant to the award; or recapture any shares (whether restricted or unrestricted) or proceeds from the participant’s sale of shares issued pursuant to the award. These remedies are also generally available to us for awards that would have had a lower grant level, vesting, or payment if a participant’s fraud or misconduct had not caused or partially caused the need for a material financial restatement by us or any affiliate. In addition, all awards or proceeds from the sale of awards made or earned pursuant to the 2010 Plan will be subject to the right of us to full recovery (with reasonable interest thereon) in the event that the Board of Directors determines reasonably and in good faith that any participant’s fraud or misconduct has caused or partially caused the need for a material restatement of our financial statements for any fiscal year to which the award relates.

In general, the Named Executive Officers receive incentive stock option grants at the time of hire; annually thereafter, they receive additional stock option grants or RSUs, as recommended by the Compensation Committee. Stock option grants and RSUs are based on individual performance and contributions toward the achievement of our business objectives, as well as overall Company performance. The number of underlying shares that may be purchased pursuant to the stock options granted to each Named Executive Officer varies based on the executive’s position and responsibilities. In addition, amounts are determined by comparing the level of equity-based compensation that is awarded to executives of competing companies.

The grants of stock-based awards to Named Executive Officers during the year ended December 31, 2011 were as follows:

Name	Restricted Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options

Gail S. Page	85,000	—

Sandra A. Gardiner	24,000	—

Eric T. Fung, M.D., Ph.D.	41,000	—

William Creech	20,000	—

Ashish Kohli, CFA	7,000	—

On March 22, 2012, the Compensation Committee granted stock options in lieu of RSUs to executive officers. Certain stock options granted to executive officers are subject to a vesting schedule of equal vesting over the next 36 months, starting from March 22, 2012. The rest of the options granted to executive officers are subject to a vesting schedule of 100% vesting on March 31, 2013. Such option awards were granted to executive officers as an incentive to create long-term stockholder value and as a retention tool.

Employee Benefits Programs.    Our employee benefits program primarily consists of two components: (1) severance and change in control arrangements and (2) perquisites and other benefits.

Severance and Change in Control Arrangements.    The Compensation Committee believes that executive officers have a greater risk of job loss or modification as a result of a change in control transaction than other employees. Accordingly, our employment agreement with the Chief Executive Officer includes change of control provisions, and we have also entered into change in control agreements with our Chief Financial Officer and Chief Science Officer under which they will receive certain payments and benefits upon qualifying terminations that follow a change in control. The principal purpose of the change in control agreements is to provide executive officers with appropriate incentives to remain with us before, during and after any change in control transaction by providing the executive officers with security in the event their employment is terminated or materially changed following a change in control. By providing this type of security, the change in control agreements help ensure that the executive officers support any potential change in control transaction that may be in the best interests of our stockholders, even while the transaction may create uncertainty in the executive officer’s personal employment situation. The Compensation Committee believes that the payment of salary and benefits for one year for the Chief Executive Officer, nine months for the Chief Science Officer and six months for the Chief Financial Officer is reasonable and appropriate to achieve the desired objectives of the agreements. In April 2012, we also entered into employment agreements with our Chief Accounting Officer and our Vice President of Sales and Marketing and pursuant to the terms of the agreements, our Chief Accounting Officer and Vice President of Sales and Marketing will each receive nine months of their respective salary upon qualifying terminations that follow a change of control.

Perquisites and Other Benefits.    Our Named Executive Officers participate in our standard employee benefits programs including medical, dental, life, short-term and long-term disability insurance, 401(k) Plan and flexible spending accounts.

Method for Determining Compensation Amounts

In deciding on the type and amount of compensation for each executive, the Compensation Committee seeks to align the interests of the Named Executive Officers with those of our stockholders. In making compensation decisions, the Compensation Committee reviews the performance of the company and carefully evaluates an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the company, current compensation arrangements and long-term potential to enhance shareowner value. The types and relative importance of specific financial and other business objectives vary among our Named Executive Officers depending on their positions and the particular operations or functions for which they are responsible. The Compensation Committee does not adhere to rigid formulas when determining the amount and mix of compensation elements. Compensation elements for each executive are reviewed in a manner that optimizes the executive’s contribution to the Company, and reflects an evaluation of the compensation paid by our competitors.

The Compensation Committee reviews both current pay and the opportunity for future compensation to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives. However, prior stock compensation gains are not considered in setting future compensation levels. The mix of compensation elements is designed to reward recent results and motivate long-term performance through a combination of cash and equity incentive awards.

The Compensation Committee has primary responsibility for assisting the Board of Directors in developing and evaluating potential candidates for executive positions, including the Chief Executive Officer, or CEO. As part of this responsibility, the Committee oversees the design, development and implementation of the compensation program for the CEO and the other Named Executive Officers. The Compensation Committee evaluates the performance of the CEO and determines CEO compensation in light of the goals and objectives of the compensation program. The CEO and the Compensation Committee assess the performance of the other Named Executive Officers and determine their compensation, based on initial recommendations from the CEO.

The Compensation Committee approves stock option grants for Named Executive Officers at the time of hire, and thereafter, the Compensation Committee annually reviews and approves stock option or RSU grants. Stock option and RSU grants are based on individual performance and contributions toward the achievement of our business objectives, as well as overall Company performance. Amounts are determined by comparing the level of equity-based compensation awarded to executives of competing companies, along with consideration for attracting, retaining and motivating the executive officers. The stock option and RSU grants made under the 2010 Plan have provisions allowing us to recoup awards if we are required to restate corporate financial statements.

Compensation Policies and Practices Regarding Risk Management

In fulfilling its role in assisting the Board in its risk oversight responsibilities, the Compensation Committee believes that our compensation policies and practices do not motivate imprudent risk taking. Specifically, the Compensation Committee reviewed the following features of our compensation programs that guard against excessive risk-taking:

•	our annual incentive compensation is based on balanced performance metrics that promote disciplined progress towards longer-term Company goals;

•	we do not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company value; and

•	our compensation awards are capped at reasonable and sustainable levels, as determined by a review of the economic position and prospects, as well as the compensation offered by comparable companies.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code (the “Code”) disallows a tax deduction to publicly-held companies for certain compensation in excess of $1,000,000 paid to our chief executive officer and three other officers (other than the chief financial officer) whose compensation is required to be reported to our stockholders pursuant to the Exchange Act. Certain performance-based compensation approved by our stockholders, including option grants under the 2010 Plan, generally is not subject to the deduction limit. It is the Compensation Committee’s policy to maximize the effectiveness of our executive compensation in this regard.

We have granted stock options as incentive stock options in accordance with Section 422 of the Code subject to the volume limitations contained in the Code. Generally, the exercise of an incentive stock option does not trigger any recognition of income or gain to the holder. If the stock is held until at least one year after the date of exercise (or two years from the date the option is granted, whichever is later), all of the gain on the sale of the stock, when recognized for income tax purposes, will be capital gain, rather than ordinary income, to the recipient. Consequently, we do not receive a tax deduction. For stock options that do not qualify as incentive stock options, we are entitled to a tax deduction in the year in which the stock options are exercised equal to the spread between the exercise price and the fair market value of the stock for which the stock option was exercised. The holders of the non-qualified stock options are generally taxed on this same amount in the year of exercise.

Named Executive Officer Compensation

President and Chief Executive Officer.    On December 31, 2005, we entered into an employment agreement with Ms. Page as our President and Chief Executive Officer. Under the terms of her original employment agreement, Ms. Page had an initial base salary of $350,000, as adjusted by the Board of Directors from time to time; was eligible for a bonus of up to 50% of her base salary that is based on the achievement of reasonable performance-related goals as determined by the Board of Directors; had an initial option grant to purchase 40,000 shares of our common stock at $9.00 per share; and had an annual car allowance of $10,000. On November 18, 2008, Ms. Page’s employment agreement was amended and restated to reflect an annual base salary of $364,000 and to comply with (or be exempted from) the applicable requirements of Section 409A of the Code. Ms. Page’s employment with us was for an unspecified duration and constituted “at-will” employment. At the option of either Ms. Page or us, with or without notice, the employment relationship may be terminated at any time, with or without cause (as defined in the employment agreement) or for any or no cause. If we terminate Ms. Page’s employment for reasons other than for cause, or if Ms. Page terminates her employment for good reason (as defined in the employment agreement), Ms. Page, upon executing a release of claims in favor of us will be entitled to receive (i) continued payment of base salary for a period of 12 months, (ii) immediate vesting of 24-months of any options previously granted by us in addition to a 24-month period after termination to exercise any or all of her vested options to purchase our common stock; and (iii) continued health and dental benefits paid by us until the earlier of 12 months after termination or the time that Ms. Page obtains employment with reasonably comparable or better health and dental benefits. Additionally, if Ms. Page’s employment is terminated by us for reasons other than for cause or by her for good reason within the 12-month period following a change in control (as defined in the employment agreement), Ms. Page will receive (i) continued payment of base salary for a period of 12 months, (ii) immediate 100% vesting of any then unvested options previously granted by us in addition to a period after termination at the discretion of us to exercise any or all of her vested options to purchase our common stock; and (iii) continued health and dental benefits paid by us until the earlier of 12 months after termination or the time that Ms. Page obtains employment with reasonably comparable or better health and dental benefits. Ms. Page’s employment agreement also contains a “non-solicitation” clause, which provides that, in the event that Ms. Page’s employment is terminated, she is prohibited from directly or indirectly soliciting or encouraging any employee or contractor of us or our affiliates to terminate employment with or cease providing services to us or our affiliates; and prohibited from soliciting or interfering with any person engaged by us as a collaborator, partner, licensor, licensee, vendor, supplier, customer or client to our detriment. On September 28, 2010, Ms. Page’s employment agreement was further amended and restated to increase her annual base salary from $364,000 to $385,000.

Vice President and Chief Financial Officer.    On April 19, 2010, we entered into an employment agreement with Ms. Gardiner as our Vice President and Chief Financial Officer. Pursuant to the terms of the employment agreement, we paid Ms. Gardiner an annual salary of $240,000. She was eligible for a bonus of up to 40% of her base salary for achievement of reasonable performance-related goals defined by our Chief Executive Officer or the Board of Directors. In the event Ms. Gardiner was terminated without cause or for good reason (as defined in the employment agreement), she would have been entitled to receive (i) continued payment of base salary for a period of 6 months, (ii) immediate vesting of 24-months of any options previously granted by us in addition to a 24-month period after termination to exercise any or all of her vested options to purchase our common stock; and (iii) continued health and dental benefits paid by the Company until the earlier of 6 month after termination or the time that Ms. Gardiner obtains employment with reasonably comparable or better health and dental benefits. Additionally, if Ms. Gardiner’s employment had been terminated without cause or for good reason within the 12-month period following a change in control (as defined in the employment agreement), then, in addition to the three severance obligations due to Ms. Gardiner as described above, 50% of any then-unvested options previously granted by us to Ms. Gardiner would have vested upon the date of such termination, and the period of time for their exercise would have been at our discretion.

On October 5, 2011, Ms. Gardiner announced her resignation as our Vice President and Chief Financial Officer, effective October 21, 2011. Due to her resignation, all of her stock options have expired and no severance amounts became due to Ms. Gardiner pursuant to her employment agreement.

Senior Vice President and Chief Science Officer.    On September 28, 2010, we entered into an employment agreement with Dr. Fung as our Senior Vice President, Chief Science Officer. Pursuant to the terms of the employment agreement, we paid Dr. Fung an annual salary of $275,000. He was eligible for a bonus of up to 50% of his base salary for achievement of reasonable performance-related goals defined by our Chief Executive Officer or the Board of Directors. In the event Dr. Fung was terminated without cause or for good reason (as defined in the employment agreement), he would have been entitled to receive (i) continued payment of base salary for a period of 9 months, (ii) immediate vesting of 24-months of any options previously granted by us in addition to a 24-month period after termination to exercise any or all of his vested options to purchase our common stock; and (iii) continued health and dental benefits paid by us until the earlier of 9 months after termination or the time that Dr. Fung obtained employment with reasonably comparable or better health and dental benefits. Additionally, if Dr. Fung’s employment had been terminated without cause or for good reason within the 12-month period following a change in control (as defined in the employment agreement), then, in addition to the three severance obligations due to Dr. Fung as described above, 50% of any then-unvested options previously granted us to Dr. Fung would have vested upon the date of such termination, and the period of time for their exercise would have been at our discretion.

On November 2, 2011, we entered into a consulting agreement with Dr. Fung, effective on November 4, 2011. Pursuant to the terms of the consulting agreement, Dr. Fung will continue to serve as our Chief Medical Officer and a member of the Company’s Scientific Advisory Board. In lieu of Dr. Fung’s prior compensation, the Company will pay Dr. Fung at the rate of $145 per hour. The Company will also pay Dr. Fung at the rate of $2,500 per quarter for services provided by him as a member of the Company’s Scientific Advisory Board.

Other Named Executive Officers.    Other Named Executive Officers entered into offer letters with the Company, whereby their employment with the Company was for an unspecified duration and constituted “at-will” employment, allowed them by notifying the Company or the Company with or without notice to terminate their employment with the Company at any time and for any reason whatsoever. Accordingly, upon a termination, the other Named Executive Officers would receive their accrued salary, earned bonus, unreimbursed expenses and other entitlements to the date of termination, unless the Compensation Committee determined to provide additional severance payments. In addition to their initial base salaries and initial option grant to purchase shares of our common stock, other Named Executive Officers were eligible for a bonus as a percentage of their base salary based on the achievement of reasonable performance-related goals as determined by the Board of Directors.

On April 4, 2012, we entered into an employment agreement with Eric J. Schoen, effective April 4, 2012. Pursuant to the terms of the employment agreement between the Company and Mr. Schoen, the Company will pay Mr. Schoen an annual base salary of $160,000. Mr. Schoen will be eligible for a bonus of up to 30% of his base salary for achievement of reasonable performance-related goals and milestones. In the event Mr. Schoen is terminated without cause or for good reason (as these terms are defined in the employment agreement), he is entitled to receive: (i) continued payment of his base salary as then in effect for a period of nine months following the date of termination; (ii) immediate vesting of 50% of any unvested options previously granted by the Company to him, in addition to a 24-month period after termination to exercise any and all of his vested options to purchase the Company’s common stock; and (iii) continued health and dental benefits paid by the Company until the earlier of nine months after termination or the time that Mr. Schoen obtains employment with reasonably comparable or better health and dental benefits. Additionally, if Mr. Schoen’s employment is terminated without cause or for good reason within the 12-month period following a change of control (as the term is defined in the employment agreement), then, in addition to the severance obligations due to Mr. Schoen as described above, 50% of any then-unvested options previously granted by the Company will vest upon the date of such termination.

On April 4, 2012, we entered into an employment agreement with William Creech, effective April 4, 2012. Pursuant to the terms of the employment agreement between the Company and Mr. Creech, the Company will pay Mr. Creech an annual base salary of $225,000. Mr. Creech will be eligible for a bonus of up to 40% of his base salary for achievement of reasonable performance-related goals and milestones. In the event Mr. Creech is terminated without cause or for good reason (as these terms are defined in the employment agreement), he is entitled to receive: (i) continued payment of his base salary as then in effect for a period of nine months following the date of termination; (ii) immediate vesting of 50% of any unvested options previously granted by the Company to him, in addition to a 24-month period after termination to exercise any and all of his vested options to purchase the Company’s common stock; and (iii) continued health and dental benefits paid by the Company until the earlier of nine months after termination or the time that Mr. Creech obtains employment with reasonably comparable or better health and dental benefits. Additionally, if Mr. Creech’s employment is terminated without cause or for good reason within the 12-month period following a change of control (as the term is defined in the employment agreement), then, in addition to the severance obligations due to Mr. Creech as described above, 50% of any then-unvested options previously granted by the Company will vest upon the date of such termination.

Compensation for the Named Executive Officers in 2011 and 2010

The compensation earned by the Named Executive Officers for the years ended December 31, 2011 and 2010 was as follows:

Name and Principal Position	Year	Salary	Bonus	Stock Award(1)		Option Awards	Non-Equity Incentive Plan(2)	Nonqualified Deferred Compensation Earnings	All Other Compensation(11)		Total
Gail S. Page	2011	$385,000	$—	$1,085,946	(3)	$76,726	$57,750	$—	$22,281	(4)	$1,627,703
Director, President and Chief Executive Officer	2010	346,699	—	2,981,400	(3)	195,697	179,127	—	3,024,231	(4)	6,727,154

Sandra A. Gardiner	2011	224,793	—	17,763		125,410	—	—	476		368,442
Vice President and Chief Financial Officer	2010	150,334	—	—		68,502	66,370	—	—		285,206

Eric T. Fung, M.D., Ph.D.	2011	256,870	—	67,122		533,283	—	—	6,325	(5)	863,600
Senior Vice President and Chief Science Officer	2010	252,417	—	88,184	(6)	836,030	129,437	—	11,000	(7)	1,317,068

William Creech	2011	214,236	—	21,686		56,705	27,000	—	7,400	(8)	327,027
Vice President of Sales and Marketing	2010	146,798	—	—		32,194	49,421	—	6,000	(9)	234,413

Ashish Kohli, CFA	2011	240,000	—	7,590		29,382	28,800		572		306,344
Vice President of Corporate Strategy	2010	61,042	—	—		5,879	18,889	—	41,865	(10)	127,675

(1)	Represents non-cash, equity-related compensation. More information regarding these awards is included the Compensation Discussion and Analysis as well as in Note 10 to our Annual Report on Form 10-K for the year ended December 31, 2011.
(2)	Amount represents performance bonus for fiscal year 2011 and 2010.
(3)	Represents non-cash, equity-related compensation determined as of the date of grant for restricted stock awards pursuant to the Debtor’s Incentive Plan and included in the Company’s financial statements for 2011 and 2010. Because the fair value of the Company’s common stock fell significantly from the date of grant to the date of issuance, the taxable income related to these restricted stock awards was significantly lower than the amounts included in our financial statements. In the Company’s 2011 Proxy, the amount included in the Compensation Table was the taxable income reported also in the 2011 “Options Exercised and Stock Vested” table, rather than the non-cash, equity related compensation included herein. In 2011, includes $993,780 from Debtor’s Incentive Plan and $92,166 for 2011 Restricted Stock Awards
(4)	In 2011, represents tax gross-up payments on stock awards of $21,709 and $572 for insurance premiums. In 2010, includes Debtor Incentive Plan cash distribution of $3,000,000, consulting income of $23,660 and Cobra payment of $571.
(5)	Includes Dr. Fung’s consulting income of $5,825.
(6)	Represents Dr. Fung’s restricted stock awards pursuant to our emergence from bankruptcy.
(7)	Represents Dr. Fung’s consulting income.
(8)	Includes Mr. Creech’s car allowance of $6,900.
(9)	Represents Mr. Creech’s car allowance.
(10)	Represents Mr. Kohli’s consulting income.
(11)	All Other Compensation also includes Company paid insurance premiums of less than $1,000.

The outstanding equity awards held by the Named Executive Officers as of December 31, 2011, were as follows:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options	Option Exercise Price	Option Expiration Date(1)	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested
Gail S. Page	—	—	—	$—		63,750	$74,588	—	—
	106,770	18,230	—	2.30	7/17/2018	—	—	—	—
	35,999	—	—	14.70	4/25/2017	—	—	—	—
	25,000	—	—	12.00	6/6/2016	—	—	—	—
	39,999	—	—	9.00	12/19/2015	—	—	—	—
	12,500	—	—	21.90	8/4/2015	—	—	—	—
	9,999	—	—	29.60	2/8/2015	—	—	—	—
	24,998	—	—	92.70	1/7/2014	—	—	—	—

Eric T. Fung, M.D., Ph.D.	—	—	—	—	—	30,750	$35,978	—	—
	42,188	32,812	—	28.65	3/18/2020	—	—	—	—
	34,166	5,834	—	2.30	7/17/2018	—	—	—	—
	23,999	—	—	14.70	4/25/2017	—	—	—	—
	7,500	—	—	12.00	6/6/2016	—	—	—	—
	999	—	—	9.00	12/19/2015	—	—	—	—
	2,000	—	—	21.90	8/4/2015	—	—	—	—
	2,999	—	—	18.00	4/5/2015	—	—	—	—
	999	—	—	37.00	9/15/2014	—	—	—	—
	2,499	—	—	74.70	6/3/2014	—	—	—	—
	1,999	—	—	86.40	4/1/2014	—	—	—	—
	1,000	—	—	96.00	6/5/2013	—	—	—	—
	1,500	—	—	43.50	2/13/2013	—	—	—	—
	500	—	—	45.30	6/6/2012	—	—	—	—

Sandra A. Gardiner	—	—	—	—	—	—	—	—	—

William Creech	—	—	—	—	—	15,000	$17,550	—	—
	4,373	5,627	—	28.65	3/18/2020		—	—	—

Ashish Kohli, CFA	—	—	—	—	—	5,250	$6,143	—	—
	9,375	20,625	—	5.52	9/29/2020	—	—	—	—

(1)	Stock options vest ratably on a monthly basis either over a 24 month, 48 month or 60 month period, commencing on the date of the grant, or over four years as follows: 25% of the shares vest one year following the vesting commencement date, with the remaining 75% vesting in equal monthly installments over the next three years. Each option expires 10 years after the date of the grant or, in the case of an incentive stock option, such shorter term as may be provided in the applicable agreement.
(2)	The fair value of our common stock as of December 31, 2011 was $1.17 per share.

Potential Payments Upon Termination

Due to their resignations, no termination fees were paid to each of Sandra A. Gardiner, Eric T. Fung, M.D., Ph.D., and Ashish Kohli. The following table set forth amounts payable to the other two Named Executive Officers, should he or she be terminated, as of December 31, 2011:

Name	Termination Scenario	Continued Payment of Base Salary	Immediate Vesting of Stock Options(3)	Health and Dental Insurance Benefits(4)
Gail S. Page	Termination(1)	$385,000	—	$11,677
	Within 12 Months After Change-in Control(2)	385,000	—	11,677
	For cause	—	—	—

William Creech	Termination(1)	—	—	—
	Within 12 Months After Change-in Control(2)	—	—	—
	For cause	—	—	—

(1)	Termination includes the following separation scenarios: resignation, retirement and involuntary termination not for cause (in all cases, assuming the executive is not entering into competitive or other activity detrimental to us).
(2)	Termination of employment by us for reasons other than for cause or by Named Executive Officers for good reason within the 12-month period following a change in control (as defined in the respective employment agreements).
(3)	Assumes each Named Executive Officer exercised all vested, in-the-money options at $1.17 (the December 31, 2011 closing price of our common stock). These amounts are in addition to the existing value of options vested at December 31, 2011.
(4)	Assumes each Named Executive Officer does not obtain employment with reasonably comparable or better health and dental benefits within the time period specified in the respective employment agreements.

PROPOSAL TWO: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED

EXECUTIVE OFFICERS

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to cast an advisory vote to approve the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis of this proxy statement.

We believe that our compensation policies and procedures align with the long-term interests of our stockholders. Our compensation program is guided by the philosophy that total executive compensation should vary based on achievement of goals and objectives, both individual and corporate, and should be focused on long-term strategies to build stockholder value. The Compensation Committee acts diligently to provide compensation opportunities that are competitive and that emphasize performance with a long-term perspective. We believe that our philosophy and practices have resulted in executive compensation decisions that are appropriate and that have benefited the Company over time.

This vote is advisory, which means that this proposal is not binding. Nonetheless, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

Required Vote; Recommendation

The affirmative vote of a majority of the shares present at the Annual Meeting either in person or by proxy and entitled to vote is required to approve the compensation of our Named Executive Officers. Abstentions from voting and broker non-votes will be counted for purposes of determining whether a quorum exists but will have no impact on the vote to approve the compensation of our Named Executive Officers.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of March 31, 2012, by (1) each person known by us to be the beneficial owner of five percent or more of the outstanding shares of the common stock, (2) each director as of March 31, 2012, (3) each Named Executive Officer as of December 31, 2011, and (4) all directors and executive officers as of March 31, 2012 as a group. All shares are subject to the named person’s sole voting and investment power except where otherwise indicated. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Vermillion, Inc., 12117 Bee Caves Road, Building Three, Suite 100, Austin, TX 78738.

Beneficial ownership is determined in accordance with Rule 13d-3(d)(1) under the Exchange Act. Shares of common stock, which are issued and outstanding, are deemed to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Shares of common stock which are issuable upon exercise of options or warrants are deemed to be issued and outstanding and beneficially owned by any person who has or shares voting or investment power over such shares only if the options or warrants in question are exercisable within 60 days of March 31, 2012, and, in any event, solely for purposes of calculating that person’s percentage ownership of the common stock (and not for purposes of calculating the percentage ownership of any other person).

The number of shares of common stock deemed outstanding and used in the denominator for determining percentage ownership for each person equals (i) 14,921,913 shares of common stock outstanding as of March 31, 2012, plus (ii) such number of shares of common stock as are issuable pursuant to RSUs, options, warrants or convertible securities held by that person (and excluding RSUs, options, warrants and convertible securities held by other persons) which may be exercised within 60 days of March 31, 2012.

Name and Address of Beneficial Owner	Number of Common Stock Shares Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned
Beneficial Owners more than 5%:
Quest Diagnostics Incorporated(1) 1290 Wall Street West Lyndhurst, NJ 07071	1,050,071	6.96%

Directors and Named Executive Officers:
James S. Burns(2)	129,108	*
John F. Hamilton(3)	118,708	*
Bruce A. Huebner	40,427	*
Peter S. Roddy	33,700	*
Carl Severinghaus	27,500	*
Paul R. Sohmer, M.D.	—	*
William C. Wallen, Ph.D.	41,200	*
Gail S. Page(4)	442,082	2.91%
Eric T. Fung, M.D., Ph.D.(5)	159,464	1.06%
Sandra A. Gardiner	4,000	*
William Creech(6)	23,273	*
Ashish Kohli, CFA(7)	20,708	*

All Directors and Executive Officers as a Group (11 persons)(8)	886,881	5.80%

*	Less than 1%.
(1)	Includes 190,476 shares issuable pursuant to warrants exercisable within 60 days of March 31, 2012. Quest Diagnostics Incorporated is a publicly-held company. Quest Diagnostics Incorporated’s executive officers are responsible for running the business of the company and thus, exercise voting and investment control over the shares and warrants owned by Quest Diagnostics Incorporated.

(2)	Includes 40,400 shares issuable upon exercise of options exercisable within 60 days of March 31, 2012.
(3)	Includes 30,000 shares issuable upon exercise of options exercisable within 60 days of March 31, 2012.
(4)	Includes 273,841 shares issuable upon exercise of options exercisable within 60 days of March 31, 2012.
(5)	Includes 134,327 shares issuable upon exercise of options exercisable within 60 days of March 31, 2012.
(6)	Includes 8,192 shares issuable upon exercise of options exercisable within 60 days of March 31, 2012.
(7)	Includes 11,875 shares issuable upon exercise of options exercisable within 60 days of March 31, 2012.
(8)	The group includes James S. Burns, John F. Hamilton, Bruce A. Huebner, Peter S. Roddy, Carl Severinghaus, Paul R. Sohmer, M.D., William C. Wallen, Ph.D., Gail S. Page, Eric J. Schoen, Donald G. Munroe and William Creech.

Transactions with Related Persons

For the years ended December 31, 2011, we did not engage in nor are we currently proposed to engage in any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (1) compensation agreements and other arrangements, which are described in “Executive Compensation,” and (2) the transactions described below.

Relationship with Quest Diagnostics Incorporated

Quest Diagnostics Incorporated (“Quest Diagnostics”) is a significant stockholder of Vermillion. On July 22, 2005, we entered into a strategic alliance agreement (the “Strategic Alliance Agreement”) with Quest Diagnostics to develop and commercialize up to three diagnostic tests from our product pipeline (the “Strategic Alliance”). The Strategic Alliance Agreement was set to expire on the earlier of (i) the three-year anniversary of the agreement, which was July 22, 2008, and (ii) the date on which Quest Diagnostics commercializes three diagnostic tests. On July 21, 2008, Vermillion and Quest Diagnostics amended the Strategic Alliance Agreement to extend the term of the agreement to end on the earlier of (i) September 1, 2008 and (ii) the date on which Quest Diagnostics commercializes the three diagnostic tests. On October 24, 2008, Vermillion and Quest Diagnostics amended the Strategic Alliance Agreement to extend the term of the agreement to end on the earlier of (i) September 1, 2009 and (ii) the date on which Quest Diagnostics makes its third development election. On October 7, 2009, Vermillion and Quest Diagnostics amended the strategic alliance agreement to extend the term of the agreement to end on the earlier of (i) October 7, 2012 and (ii) the date on which Quest Diagnostics commercializes the three diagnostic tests. To date, Quest Diagnostics has selected only two diagnostic tests, which are the peripheral artery disease (“PAD”) blood test (“VASCLIR™”) and the OVA1™ ovarian tumor triage test, to commercialize. Pursuant to the Amended Strategic Alliance Agreement, Quest Diagnostics will have the non-exclusive right to commercialize each of these tests on a worldwide basis, with exclusive commercialization rights in each restricted territory, as the term is defined in the Amended Strategic Alliance Agreement, beginning on the date each test is first commercialized and ending on the third anniversary of the date that such test is cleared or approved by the United States Food and Drug Administration (“FDA”). As part of the Strategic Alliance, there is a royalty arrangement under which Quest Diagnostics will pay royalties to us based on fees earned by Quest Diagnostics for applicable diagnostic services, and we will pay royalties to Quest Diagnostics based on our revenue from applicable diagnostic products. On November 10, 2010, we entered into Amendment No. 4 to the Strategic Alliance Agreement with Quest Diagnostics. Pursuant to this Amendment, Quest Diagnostics will have the exclusive right to commercialize OVA1 for up to three additional years from the period as specified in the Strategic Alliance Agreement. The Amendment also establishes royalties, fees, and other payments related to the performance of OVA1. Quest Diagnostics will pay us a fixed payment of $50 for each domestic OVA1 performed, as well as 33% of its “gross margin,” as the term is defined in the Amendment.

On April 2, 2011, we entered into Amendment No. 5 to the Strategic Alliance Agreement (“Amendment No. 5”) with Quest Diagnostics and Quest Diagnostic India Private Limited (“Quest Diagnostics India”). Pursuant to Amendment No. 5, Quest Diagnostics India will have the exclusive right to commercialize OVA1 in India for a certain period of time, as specified in the Strategic Alliance Agreement, as amended.

Directors and Executive Officers

On June 17, 2011, we entered into a consulting agreement with Bruce A. Huebner. Pursuant to the terms of the consulting agreement, Mr. Huebner will provide consulting services regarding market assessment and sales development for us and will be paid $200 per hour. For 2011, the total amount of consulting fee expense for Mr. Huebner was $9,200.

On November 2, 2011, we entered into a consulting agreement with Eric T. Fung, M.D., Ph.D., effective on November 4, 2011. Pursuant to the terms of the consulting agreement, Dr. Fung will continue to serve as our Chief Medical Officer and a member of our Scientific Advisory Board. In lieu of Dr. Fung’s prior compensation, we will pay Dr. Fung at the rate of $145 per hour. We will also pay Dr. Fung at the rate of $2,500 per quarter for services provided by him as a member of our Scientific Advisory Board.

On March 1, 2012, we entered into a consulting agreement with Ashish Kohli. Pursuant to the term of the consulting agreement, Mr. Kohli will provide consulting services and will be paid $150 per hour.

We have entered into indemnification agreements with each of our directors and executive officers, which require us to indemnify our directors and officers to the fullest extent permitted by law in the State of Delaware.

Review and Approval of Transactions with Related Persons

Our written corporate governance guidelines require all members of the Board of Directors to inform the Audit Committee of the Board of Directors of all types of transactions between themselves (directly or indirectly) and the Company, prior to their conclusion, even if such transactions are in the ordinary course of business. The Audit Committee reviews and approves all related party transactions for which Audit Committee approval is required by NASDAQ Listing Rules and other applicable laws. The guidelines also provide that the Board of Directors should ensure that there is no abuse of corporate assets or unlawful related party transactions. Our corporate governance guidelines are posted under the Investor Relations section of our website at http://www.vermillion.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and with any national securities exchange on which such securities are traded or quoted. Executive officers, directors and such stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. As a practical matter, we assist our directors and officers by completing and filing Section 16 reports on their behalf. Based solely on a review of the copies of such reports furnished to us, and the written representations of our directors and executive officers, we believe that our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, complied with all applicable filing requirements for the year ended December 31, 2011.

PROPOSAL THREE: RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected BDO USA, LLP, an independent registered public accounting firm, to audit our financial statements for the year ending December 31, 2012, and recommends that stockholders vote for ratification of such selection. Notwithstanding this selection, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in our best interests of our stockholders. In the event of a negative vote on ratification, the Audit Committee may reconsider its selection.

BDO USA, LLP was appointed by the Audit Committee of the Board on April 4, 2012. It is currently serving as our independent registered public accounting firm. BDO USA, LLP has represented to us that it is independent with respect to the Company within the meaning of the published rules and regulations of the SEC.

During the years ended December 31, 2010 and December 31, 2011 and through April 4, 2012, we did not consult BDO USA, LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by BDO that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of regulation S-K, or a reportable event, as that term is defined in Item 304(a)(2)(ii) of Regulation S-K.

One or more Representatives of BDO USA, LLP plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders and, although they do not expect to do so, they will have the opportunity to make a statement if they so desire.

Prior Independent Registered Public Accounting Firm

Prior to the appointment of BDO USA, LLP as our independent registered public accounting firm, PricewaterhouseCoopers LLP was our independent registered public accounting firm since 1994 and served as our independent registered public accounting firm through April 4, 2012.

The audit reports issued by PricewaterhouseCoopers LLP for the years ended December 31, 2010 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the Company’s financial statements for the years ended December 31, 2010 and December 31, 2011 included an explanatory paragraph noting that the Company voluntarily filed for Chapter 11 bankruptcy protection on March 30, 2009 and subsequently emerged from bankruptcy on January 22, 2010, and the audit report on the Company’s financial statements for the year ended December 31, 2011 also included an explanatory paragraph noting that there was substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2010 and December 31, 2011 and through April 4, 2012, the Company did not have any disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in its report on the Company’s financial statements for such years. Also, during this period, there have been no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that as disclosed in Item 4 of the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010, management of the Company concluded that because the Company filed for Chapter 11 bankruptcy protection on March 30, 2009, the Company did not maintain sufficient staff with the necessary experience in U.S. generally accepted accounting principles to timely perform its controls procedures relating to the accounting and reporting processes. Specifically, the Company did not have sufficient accounting and reporting expertise necessary to make estimates requiring significant judgment or to record complex transactions in a manner necessary to facilitate the timely filing of all Forms required by the Exchange Act of 1934, as amended, and as a result, the Company was not able to timely file all Forms required by the Exchange Act. Therefore, management concluded that this control deficiency constituted a material weakness as of March 31, 2010, June 30, 2010 and September 30, 2010.

We provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not PricewaterhouseCoopers LLP agreed with the above statements. PricewaterhouseCoopers LLP furnished such a letter, dated April 9, 2012, and a copy is attached as Exhibit 16.1 to our Current Report on Form 8-K that was filed with the SEC on April 10, 2012.

One or more Representatives of PricewaterhouseCoopers LLP plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders and, although they do not expect to do so, they will have the opportunity to make a statement if they so desire.

Audit Fees and Non-Audit Fees

The following is a summary of the fees and services provided by PricewaterhouseCoopers LLP for fiscal years 2011 and 2010.

	2011	2010
Audit fees	$298,786	$1,127,304	(1)
Audit-related fees	—	—
Tax fees	—	—
All other fees(2)	25,971	62,619

Total	$324,757	$1,189,923

(1)	The aggregate fees billed for professional services rendered for the integrated audit of our annual financial statements, including the review of the financial statements included in Vermillion’s Quarterly Reports on Form 10-Q, for the fiscal year ended December 31, 2010 was $499,017. This amount also included the testing of our internal control over financial reporting pursuant to Section 404(a) of the Sarbanes-Oxley Act of 2002 for that fiscal year. The aggregate fees billed for professional services rendered for the audits of our annual financial statements for the fiscal years ended December 31, 2009 and 2008, including the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years were $628,287.
(2)	Fees billed for other services for 2011 related to the review of our secondary offering filing on Form S-1 and $1,982 for a subscription to the Comperio online research tool. Fees billed for other services for 2010 related to the review of our secondary offering filing on Form S-1 and review of our responses to a Comment Letter from the SEC.

Audit Committee Pre-Approval of Policies and Procedures

The Audit Committee is responsible for appointing, compensating and overseeing the work of the independent auditor. The Audit Committee has established a pre-approval procedure for all audit and permissible non-audit services to be performed by our independent auditor. The pre-approval policy requires that requests for services by the independent registered public accounting firm be submitted to our Chief Accounting Officer for review and approval. Any requests that are approved by the Chief Accounting Officer are then aggregated and submitted to the Audit Committee for approval at a meeting of the Audit Committee. Requests may be made with respect to either specific services or a type of service for predictable or recurring services.

All audit, audit-related, tax and other services, which include all permissible non-audit services, provided to us by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee. Additionally, the Audit Committee concluded that the provision of those services by PricewaterhouseCoopers LLP was compatible with the maintenance of the independent registered public accounting firm’s independence.

Required Vote; Recommendation

The affirmative vote of a majority of the shares present at the Annual Meeting either in person or by proxy and entitled to vote is required to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. As a result of the proxy contest initiated by the Group, this proposal will not be considered routine, and broker non-votes will not be counted as votes to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

REPORT OF THE AUDIT COMMITTEE2

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal financial controls. Management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2011 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements of the Company with management of the Company and PricewaterhouseCoopers LLP, the Company’s then independent registered public accounting firm, which audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2011. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received from PricewaterhouseCoopers LLP the written disclosures and the letter required by the applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the audit committee concerning independence and has discussed with PricewaterhouseCoopers LLP the firm’s independence from the Company and its management. Based on the foregoing, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

In connection with the engagement of BDO USA, LLP as the Company’s new Independent Registered Public Accounting Firm, which was approved by the Audit Committee on April 4, 2012, the Audit Committee has discussed with BDO USA, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received from BDO USA, LLP the written disclosures and the letter required by the applicable requirements of the PCAOB regarding BDO USA, LLP’s communications with the audit committee concerning independence and has discussed with BDO USA, LLP the firm’s independence from the Company and its management. The Audit Committee and the Board also recommended the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

This report is provided by the following independent directors of the Audit Committee:

Peter Roddy, Chairman

William Wallen, Ph.D.

Carl Severinghaus

Form 10-K

We filed an Annual Report on Form 10-K with the SEC on March 27, 2012, which was amended and filed on Form 10-K/A with the SEC on April     , 2012. Stockholders may obtain a copy of this report, free of charge, by writing to Vermillion, Inc., Attn: Investor Relations, 12117 Bee Caves Road, Building Three, Suite 100, Austin, Texas 78738. In addition, copies of our annual, quarterly and current reports are available at http://www.vermillion.com.

[2]	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any of our filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL FOUR: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE

COMPANY’S 2010 STOCK INCENTIVE PLAN FOR THE PURPOSE OF INCREASING THE

NUMBER OF SHARES OF COMMON STOCK AUTHORIZED UNDER

THE 2010 PLAN BY 1,300,000 SHARES

Background and Purpose of Proposal

The Vermillion, Inc. 2010 Stock Incentive Plan (the “2010 Plan”) was adopted by the Board of Directors on February 8, 2010 and was approved by our stockholders on December 3, 2010. A total of 1,322,983 shares of common stock have been reserved for issuance under the 2010 Plan. Of the 1,322,983 shares of common stock originally authorized under the 2010 Plan, after all award grants made by our Compensation Committee, as of March 31, 2012, 183,604 shares remained available for grant.

The Board of Directors unanimously approved and adopted, subject to the approval of the Company’s stockholders at the Annual Meeting, an amended and restated 2010 Plan to increase the number of shares of common stock authorized under the 2010 Plan by 1,300,000 shares. The Company is proposing approval of the amended and restated 2010 Plan because it is necessary for the Company to continue to grant stock incentive awards to employees, directors and consultants as part of their compensation to provide appropriate incentives.

The sole purpose for amending and restating the 2010 Plan is to increase the number of shares of common stock available for issuance. The 2010 Plan, as amended and restated, will increase the maximum number of shares available for awards by 1,300,000 shares. If this proposal is approved, the total number of shares available for future awards will be approximately 1,483,604. No other changes are made to the 2010 Plan.

As of March 31, 2012, there were 14,921,913 shares of our common stock outstanding. The increase of 1,300,000 shares of common stock available for grant under the amended and restated 2010 Plan will result in additional potential dilution of our outstanding stock.

The following is a summary of the material terms of the 2010 Plan, as amended and restated. The summary is qualified in its entirety by reference to the complete text of the amended and restated 2010 Plan. Stockholders are urged to read the actual text of the amended and restated 2010 Plan in its entirety, which is set forth as Appendix B to this proxy statement.

Summary of the Amended and Restated 2010 Plan

Purpose.    The purposes of the 2010 Plan, as amended and restated, are (i) to enhance the Company’s ability to attract highly qualified personnel; (ii) to strengthen its retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company; and (iv) to align the interests of participants in the 2010 Plan with those of the Company’s stockholders.

Administration.    The 2010 Plan will be administered by the Compensation Committee (the “Committee”), provided that the Board of Directors may act in lieu of the Committee on any matter. The Committee will hold meeting at such times and places as it may determine and will make such rules and regulations for the conduct of its business as it deems advisable.

Eligibility.    Awards may be granted to employees, directors and consultants of the Company. The Committee will decide who should receive awards and what kind of awards they should receive.

Authorized Number of Shares.    The 2010 Plan, as amended and restated, authorizes the issuance of 2,622,983 shares of the Company’s common stock, subject to adjustment as provided in the 2010 Plan for stock splits, stock dividends, recapitalization, and other similar events.

Replenishment, Counting of Shares.    Any shares reserved for the 2010 Plan awards will again be available for future awards if the shares for any reason will never be issued to a participant pursuant to an award (for example, due to its settlement in cash rather than in shares, or the award’s forfeiture, cancellation, expiration, or net settlement without the issuance of shares). Further, and to the extent permitted under applicable law, the maximum number of shares available for delivery under the 2010 Plan shall not be reduced by any shares issued under the 2010 Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of the Company’s or an affiliate’s acquiring another entity. On the other hand, shares that a person owns and tenders in payment of all or part of the exercise price of an award or in satisfaction of applicable withholding taxes shall not increase the number of shares available for future issuance under the 2010 Plan.

Types of Awards.    The Committee may grant the following types of awards under the 2010 Plan: stock options; share appreciation rights; restricted shares, restricted share units, and unrestricted shares; deferred share units; performance and cash-settled awards, and dividend equivalent rights.

Stock Options.    A stock option is the right to purchase one or more shares of common stock at a specified price, as determined by the Committee. The Committee may grant non-qualified stock options (“Non-ISO”) and incentive stock options (“ISO”) under the 2010 Plan. A stock option is exercisable at such times and subject to such terms and conditions as the Committee determines. The exercise price of a stock option will not be less than 100% of the fair market value of a share of common stock on the date that the option is granted. Unless otherwise provided in applicable award agreements, options granted under the 2010 Plan are required to be exercised within 90 days after termination of the participant’s continuous service (one year if termination is due to death, disability or retirement). No option will remain exercisable beyond 10 years after its grant date. ISOs may only be granted to employees (including officers who are employees) of the Company or an affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Code Section 424. The 2010 Plan also provides that ISO treatment may not be available for stock options that become first exercisable in any calendar year to the extent the fair market value of the underlying shares of common stock that are the subject of the option exceeds $100,000. Furthermore, the exercise price of ISOs may not be less than 110% of the fair market value of the underlying shares of common stock subject to the option for employees that own more than ten percent of the Company’s shares of common stock on the grant date.

Share Appreciation Rights.    A share appreciation right (“SAR”) is a right to receive an amount in any combination of cash or shares equal in value to the excess of the fair market value of the shares covered by such SAR on the date of exercise over the aggregate exercise price of the SAR for such shares. SARs may be granted freestanding or in tandem with related options. The exercise price of an SAR granted in tandem with an option will be equal to the exercise price of the related option, and may be exercised for all or part of the shares covered by such option upon surrender of the right to exercise the equivalent portion of the related option. Any SAR granted in tandem with an ISO must contain such terms as may be required to comply with the provisions of Code Section 422. The exercise price of a freestanding SAR will be not less than the fair market value of a share of common stock on the date the SAR is granted. No SAR will remain exercisable beyond 10 years after its grant date.

Restricted Shares, Restricted Share Units and Unrestricted Shares Awards.    Restricted shares and restricted share units (“RSU”) are awards of common stock that are subject to substantial risks of forfeiture for a period of time and upon such other terms and conditions as the Committee determines. The Committee may make restricted share and RSU awards with or without the requirement for payment of cash or other consideration. To the extent provided in the applicable award, a participant may irrevocably elect to defer the receipt of all or a percentage of the shares that would have been transferred to the participant both more than 12 months after the date of the participant’s deferral election and upon the vesting of an RSU award. Unrestricted shares are awards of common stock which shall vest in full upon the grant date or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more eligible person elect to pay for such shares or to receive unrestricted shares in lieu of cash bonuses that would otherwise be paid.

Deferred Share Units.    The Committee may make deferred share unit (“DSU”) awards to eligible persons and may permit eligible persons to irrevocably elect, on an election form provided by and acceptable to the

Committee, to forego the receipt of cash or other compensation (including the shares deliverable pursuant to any RSU award) and in lieu thereof to have the Company credit to an internal Plan account a number of DSUs having a fair market value equal to the shares and other compensation deferred. These credits will be made at the end of each calendar quarter (or other period determined by the Committee) during which compensation is deferred. Each participant shall be 100% vested at all times in any shares subject to DSUs. The Company shall settle a participant’s DSU award by delivering one share for each DSU, in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the participant’s continuous service ends for any reason. The participant may elect a different form of distribution, only on a form provided by and acceptable to the Committee, that permits the participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following the last day of the participant’s continuous service. In the event that a participant suffers an unforeseeable emergency, the participant may apply to the Committee for an immediate distribution of all or a portion of the participant’s DSUs.

Performance /Cash-Settled Awards.    The Committee may grant performance awards, including performance units to any eligible person, including performance unit awards that have substantially the same financial benefits and other terms and conditions as options, SARs, RSUs, or DSUs, but are settled only in cash. The Committee may, at the time of grant of a performance unit, designate such award as a performance compensation award in order that such award constitutes and has terms and conditions that are designed to qualify as “qualified performance-based compensation” under Code Section 162(m). With respect to such performance compensation award, the Committee shall establish, in writing, a performance period, performance measures and performance formula. A participant may be eligible to receive payment in respect of a performance compensation award only to the extent that the performance measure for such award is achieved and the performance formula as applied against such performance measure determines that all or some portion of such participant’s award has been earned for the performance period. The maximum performance award and the maximum performance compensation award that any one participant may receive for any one performance period shall not exceed 25% of total number of shares reserved for issuance under the 2010 Plan, or for performance units to be settled in cash, U.S. $2,000,000. The Committee may permit a participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employee Retirement Income Security Act) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or shares that would otherwise be transferred to the participant upon the vesting of the award.

Dividend Equivalent Rights.    A dividend equivalent right shall entitle an eligible person who has received an award to be credited with dividends that the Company declares and pays (in cash, shares, or other securities) to its stockholders of record between the grant date and the settlement date of the award. Any dividend equivalent rights arising from cash dividends shall be immediately deemed to be reinvested in shares having a fair market value equal to such cash dividends. The Company shall settle dividend equivalent rights by issuing shares to a participant to the extent they were previously credited to the participant as dividend equivalent rights and are attributable to shares that the participant is either purchasing pursuant to the exercise of an option or SAR, or receiving a settlement of another award. The Committee may provide for an earlier or later settlement event for dividend equivalent rights, and complete or partial settlement in cash rather than in shares.

Taxes; Withholding.    As a condition to the receipt of any award or any distribution in connection therewith, participants shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the awards.

Non-Transferability of Awards.    Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. During the life of the participant, awards are exercisable only by the holder, by the duly-authorized legal representative of a holder who is disabled, or by a permitted transferee. The Committee may in its discretion provide in an award agreement that an award in the form of a Non-ISO, a share-settled SAR, restricted shares, or performance shares may be transferred, on such terms ad conditions as the Committee deems appropriate, either by instrument to the participant’s immediate family, by instrument to an inter vivos or testamentary trust in which the award is to be passed to the participant’s designated beneficiaries, or by gift to charitable institutions.

Forfeiture and Clawback.    Unless otherwise provided in an agreement granting an award, the Company has the following recourse against a participant who does not comply with certain employment-related covenants, either during employment or for certain periods after ceasing to be employed: the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred awards; rescind any exercise, payment or delivery pursuant to the award; or recapture any shares (whether restricted or unrestricted) or proceeds from the participant’s sale of shares issued pursuant to the award. These remedies are also generally available to the Company for awards that would have had a lower grant level, vesting, or payment if a participant’s fraud or misconduct had not caused or partially caused the need for a material financial restatement by the Company or any affiliate. In addition, all awards or proceeds from the sale of awards, made or earned pursuant to the 2010 Plan will be subject to the right of the Company to full recovery (with reasonable interest thereon) in the event that the Board determines reasonably and in good faith that any participant’s fraud or misconduct has caused or partially caused the need for a material restatement of the Company’s financial statements for any fiscal year to which the award relates.

Change in Capital Structure.    In the event of a change in the outstanding shares of common stock due to a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the shares, merger, consolidation, change in form of organization, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company, the Committee shall equitably adjust the number of shares covered by each outstanding award, the number of shares that have been authorized for issuance under the 2010 Plan but as to which no awards have yet been granted, and the exercise or other price per share covered by each outstanding award.

Change in Control.    In the event of a change in control but subject to the terms of any award agreements or employment-related agreements between the Company or any affiliates and any participant, each outstanding award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor company or a parent or subsidiary of such successor company upon consummation of the transaction. Notwithstanding the foregoing, instead of having outstanding awards be assumed or replaced with equivalent awards by the successor company, the Committee may in its sole and absolute discretion and authority, (i) accelerate the vesting of awards so that awards shall vest (and, to the extent applicable, become exercisable) as to the shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares issued pursuant to an award shall lapse as to the shares subject to such repurchase right; (ii) arrange or otherwise provide for the payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards (with the Committee determining the amount payable to each participant based on the fair market value, on the date of the change in control, of the award being cancelled, based on any reasonable valuation method selected by the Committee); (iii) terminate all or some awards upon the consummation of the transaction, provided that the Committee shall provide for vesting of such awards in full as of a date immediately prior to consummation of the change in control. To the extent that an award is not exercised prior to consummation of a transaction in which the award is not being assumed or substituted, such award shall terminate upon such consummation; and (iv) make such other modifications, adjustments or amendments to outstanding awards or the 2010 Plan as the Committee deems necessary or appropriate.

Plan Amendment and Termination.    The Board of Directors may amend or terminate the 2010 Plan as it shall deem advisable; provided that no change shall be made that increases the total number of shares reserved for issuance pursuant to awards unless such change is authorized by the stockholders of the Company.

Term of Plan.    If not sooner terminated by the Board, the 2010 Plan shall terminate at the close of business on the date ten years after February 8, 2010, the effective date. No awards shall be made under the 2010 Plan after its termination; however, termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it with respect to awards granted under the Plan prior to the date of such termination.

Federal Income Tax Aspects of the Amended and Restated 2010 Plan

This is a brief summary of the United States federal income tax aspects of awards that may be made under the 2010 Plan, as amended and restated, based on existing U.S. federal income tax laws as of the date of this proxy statement. This summary provides only the basic tax rules and is not intended as, and should not be relied upon, as tax guidance for participants in the 2010 Plan. It does not describe the implications, if any, of a number of special tax rules, including, without limitation, the alternative minimum tax, the golden parachute tax rules under Sections 280G and 4999 of the Code, and foreign, state and local tax laws. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to the tax laws could alter the tax consequences described below.

Incentive Stock Options (ISO).    The grant of an ISO will not be a taxable event for the participant or for the Company. A participant will not recognize taxable income upon exercise of an ISO (except that the alternative minimum tax may apply), and any gain realized upon a disposition of common stock received pursuant to the exercise of an ISO will be taxed as long-term capital gain if the participant holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The Company will not be entitled to any business expense deduction with respect to the exercise of an ISO, except as discussed below. For the exercise of an option to qualify for the foregoing tax treatment, the participant generally must exercise the option while the participant is our employee or an employee of our subsidiary or, if the participant has terminated employment, no later than three months after the participant terminated employment. If all of the foregoing requirements are met except the holding period requirement mentioned above, the participant will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. Vermillion will generally be allowed a business expense deduction when and to the extent the participant recognizes ordinary income, subject to the restrictions of Section 162(m) of the Code.

Non-Qualified Options (“Non-ISO”).    The grant of a Non-ISO will not be a taxable event for the participant or Vermillion. Upon exercising a Non-ISO, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a Non-ISO, the participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). Subject to the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2010 Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Subject to the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Unrestricted Stock Awards.    Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares. Subject to the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Shares.    A participant who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Code to recognize ordinary income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as ordinary income to the participant and will be taxable in the year the restrictions lapse. A participant who is awarded shares that are not subject to restrictions will recognize ordinary income equal to the fair market value of the shares on the date of the award. Subject to the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Share Units, Performance/Cash-Settled Awards.    The taxation of these awards will depend on the specific terms of the award. Generally, the award of restricted share units, performance/cash-settled awards will have no federal income tax consequences for Vermillion or for the participant. Generally, the payment of the award is taxable to a participant as ordinary income. Subject to the restrictions of Section 162(m) of the Code, Vermillion will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

New Plan Benefits

The Committee will grant awards under the amended and restated 2010 Plan at its discretion. Consequently, it is not possible to determine at this time the amount or dollar value of awards to be provided under the amended and restated 2010 Plan.

Equity Compensation Plan Information

The number of shares of our common stock to be issued upon exercise of outstanding stock options, the weighted-average exercise price of outstanding stock options and the number of shares available for future stock option grants and stock awards under equity compensation plans as of December 31, 2011, were as follows:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)
Equity compensation plans approved by security holders	930,060	(1)	$12.97	(2)	628,675	(3)
Equity compensation plans not approved by security holders	—		—		—

Total	930,060				628,675

(1)	Includes outstanding stock options for 596,047 shares of our common stock under the 2000 Stock Incentive Plan and 334,013 shares of our common stock under the 2010 Plan.
(2)	Includes the weighted average stock price for outstanding stock options of $14.01 under the 2000 Stock Plan and $11.11 for the 2010 Plan.
(3)	Includes 628,675 shares of our common stock for the 2010 Plan. No future awards shall occur under the 2000 Stock Plan.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2010 STOCK INCENTIVE PLAN FOR THE PURPOSE OF INCREASING THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED UNDER THE 2010 PLAN BY 1,300,000 SHARES

OTHER MATTERS

Except as otherwise indicated, information contained herein is given as of March 31, 2012. Our management and our Board know of no matters to come before the Annual Meeting other than the matters referred to in the Notice of Annual Meeting of Stockholders. The persons named in the enclosed proxy will vote the shares represented thereby in accordance with the recommendation of the Board as to any proposal properly presented at the Annual Meeting, or if no recommendation is made by the Board, then pursuant to the authority granted in the proxy.

The matters to be considered at the Annual Meeting are of great importance to our stockholders. Accordingly, you are urged to read and carefully consider the information presented in this proxy statement, and to sign and date the enclosed BLUE proxy card and return it today in the enclosed pre-addressed postage-paid envelope.

IMPORTANT NOTE

Your vote is important, no matter how many or how few shares you hold. Please sign and date the enclosed BLUE proxy card and return it today in the enclosed pre-addressed postage-paid envelope. If your shares are held in street name, only your broker or bank can vote your shares and only upon receipt of your specific instructions. Please return the enclosed BLUE proxy card to your broker and contact the person responsible for your account to ensure that a BLUE proxy card is voted on your behalf.

APPROVAL

The contents of this proxy statement and the sending thereof to the stockholders have been approved and authorized by the Board of Directors of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

Gail S. Page Chief Executive Officer

Austin, Texas

                    , 2012

Appendix A

INFORMATION CONCERNING PARTICIPANTS

IN VERMILLION, INC.’S SOLICITATION OF PROXIES

The following tables set forth the name and business address of our directors and the name, present principal occupation and business address of our officers and employees who, under the rules of the Securities and Exchange Commission, are considered to be “participants” in our solicitation of proxies from our stockholders in connection with our Annual Meeting.

Directors and Nominees

The principal occupations of our directors and nominees who are considered “participants” in our solicitation are set forth under the section above titled “INFORMATION REGARDING THE BOARD OF DIRECTORS, COMMITTEES, AND CORPORATE GOVERNANCE” of this proxy statement. The name and business addresses, and address of the organization of employment, of our directors and nominees are as follows:

Name	Business Address
James S. Burns	6030 S. Mason Montgomery Road, Mason, OH 45040

John F. Hamilton	Retired

Bruce A. Huebner	2004 Coast Blvd. Del Mar, CA 92014

Gail S. Page	12117 Bee Caves Road, Building Three, Suite 100, Austin, TX 78738

Peter S. Roddy	7801 N Capital of Texas Highway, Suite 260, Austin, TX 78731

Carl Severinghaus	4022 Stirrup Creek Drive, Durham NC 27703

Paul R. Sohmer, M.D.	1001 NW Technology Drive, Lee’s Summit, MO 64086

William C. Wallen, Ph.D.	Retired

Officers and Employees

The principal occupations of our executive officers and employees who are considered “participants” in our solicitation of proxies are set forth below. The principal occupation refers to such person’s position with the Company, and the business address for each person is Vermillion, Inc., 12117 Bee Caves Road Building Three, Suite 100, Austin, TX 78738.

Name	Principal Occupation
Gail S. Page	President and Chief Executive Officer

Eric. J. Schoen	Chief Accounting Officer

Donald G. Munroe, Ph.D.	Chief Scientific Officer and Vice President of Research and Development

William Creech	Vice President, Sales and Marketing

Information Regarding Ownership of Vermillion Securities by Participants

The number of shares of our common stock held by our directors, nominees and named executive officers as of March 31, 2012 is set forth under the “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” section of this proxy statement. The following table sets forth the number of shares held as of March 31, 2012 by our other employees who are deemed “participants” in our solicitation of proxies. No participant owns any securities of the Company of record that such participant does not own beneficially.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership
Eric J. Schoen	30,327(1)

Donald G. Munroe	556(2)

(1)	Includes 8,802 shares issuable pursuant to options that are exercisable on March 31, 2012 or which become exercisable within 60 days of March 31, 2012.
(2)	Includes 556 shares issuable pursuant to options that are exercisable on March 31, 2012 or which become exercisable within 60 days of March 31, 2012.

Information Regarding Transactions in Vermillion Securities by Participants

The following table sets forth information regarding purchases and sales of our securities by each of the participants listed above under “Directors” and “Officers and Employees” during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of those securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Shares of Common Stock Purchased or Sold (April 1, 2010-April 1, 2012)

Name	Date	# of Shares	Transaction Description
James S. Burns	8/24/2010	60,508	Restrictive Shares granted as part of compensation for services rendered in bankruptcy proceedings.

	12/8/2010	13,000	Annual RSU award issued as director compensation for fiscal year 2010.

	3/22/2011	15,200	Annual RSU award issued as director compensation for fiscal year 2011.

John F. Hamilton	8/24/2010	60,508	Restrictive Shares granted as part of compensation for services rendered in bankruptcy proceedings.

	12/8/2010	13,000	Annual RSU award issued as director compensation for fiscal year 2010.

	3/22/2011	15,200	Annual RSU award issued as director compensation for fiscal year 2011.

Bruce A. Huebner	9/29/2011	9,495	Pro rated RSU award issued as director compensation for fiscal year 2011.

	11/15/2011	30,932	Open market purchase.

Gail S. Page	12/10/2010	181,525	Restrictive Shares granted as part of compensation for services rendered in bankruptcy proceedings.

Name	Date	# of Shares	Transaction Description
	12/14/2010	45,000	Open market sale to cover the tax liability incurred on the restricted shares granted on December 10, 2010.

	3/18/2011	85,000	Annual RSU award issued as part of executive officer compensation for fiscal year 2011.

Peter S. Roddy	12/8/2010	15,500	Annual RSU award issued as director compensation for fiscal year 2010.

	3/22/2011	18,200	Annual RSU award issued as director compensation for fiscal year 2011.

Paul R. Sohmer, M.D.	N/A	—	N/A

Carl Severinghaus	12/8/2010	17,500	Annual RSU award issued as director compensation for fiscal year 2010.

	12/14/2010	2,500	Open market sale to cover the tax liability incurred on the RSU award granted on December 8, 2010.

	12/15/2010	3,500	Open market sale to cover the tax liability incurred on the RSU award granted on December 8, 2010

	3/22/2011	20,000	Annual RSU award issued as director compensation for fiscal year 2011.

	6/8/2011	4,000	Open market sale to cover the tax liability incurred on the RSU award granted on March 22, 2011.

William C. Wallen, Ph.D.	12/8/2010	22,000	Annual RSU award issued as director compensation for fiscal year 2010.

	3/22/2011	19,200	Annual RSU award issued as director compensation for fiscal year 2011.

Eric J. Schoen	6/9/2011	1,000	Open market purchase.

	9/6/2011	1,000	Open market purchase.

	11/15/2011	19,525	Open market purchase.

Donald G. Munroe	N/A	—	N/A

William Creech	4/30/2010	200	Acquisition of common stock of Vermillion, Inc. under 401(k) plan.

	5/3/2010	200	Acquisition of common stock of Vermillion, Inc. under 401(k) plan.

	5/18/2010	200	Acquisition of common stock of Vermillion, Inc. under 401(k) plan.

	6/9/2010	200	Acquisition of common stock of Vermillion, Inc. under 401(k) plan.

Name	Date	# of Shares	Transaction Description
	6/16/2010	200	Acquisition of common stock of Vermillion, Inc. under 401(k) plan.

	6/18/2010	200	Acquisition of common stock of Vermillion, Inc. under the Vermillion, Inc. 401(k) plan.

	3/18/2011	20,000	Annual RSU award issued as part of executive officer compensation for fiscal year 2011.

	6/1/2011	374	Open market purchase pursuant to a Rule 10b5-1 trading plan adopted by Mr. Creech on May 27, 2011.

	7/1/2011	489	Open market purchase pursuant to a Rule 10b5-1 trading plan adopted by Mr. Creech on May 27, 2011.

	8/1/2011	500	Open market purchase pursuant to a Rule 10b5-1 trading plan adopted by Mr. Creech on May 27, 2011.

	8/12/2011	1,000	Open market purchase.

	9/1/2011	717	Open market purchase pursuant to a Rule 10b5-1 trading plan adopted by Mr. Creech on May 27, 2011.

	10/3/2011	767	Open market purchase pursuant to a Rule 10b5-1 trading plan adopted by Mr. Creech on May 27, 2011.

	11/1/11	957	Open market purchase pursuant to a Rule 10b5-1 trading plan adopted by Mr. Creech on May 27, 2011.

	11/16/2011	3,000	Open market purchase.

Miscellaneous Information Concerning Participants

Except as described in this Appendix A or this proxy statement, neither any participant nor any of their respective associates or immediate family members was a party to any transaction or series of transactions since the beginning of the Company’s last fiscal year, or is to be a party to any currently proposed transaction or series of proposed transactions, in which (i) the Company was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) any participant, associate or immediate family member had or will have a direct or indirect material interest. Furthermore, except as described in this Appendix A or elsewhere in this proxy statement, (a) no participant or any of their respective associates directly or indirectly beneficially owns any securities of the Company or any securities of any parent or subsidiary of the Company and (b) no participant owns any securities of the Company of record that such participant does not own beneficially.

Except as described in this Appendix A or this proxy statement:

•

No participant or any of their respective associates has any arrangements or understandings with any person with respect to any future employment by the Company or any of its affiliates or any future transaction to which the Company or any of its affiliates will or may be a party;

•

No participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

•

No participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than, with respect to each of the Board’s nominees, such nominee’s interest in election to the Board of Directors; and

•

There are no material proceedings in which any director or executive officer of the Company is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries.

Except as described in this Appendix A or this proxy statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Appendix B

VERMILLION, INC.

2010 STOCK INCENTIVE PLAN

(As amended and restated on April 25, 2012)

Plan Document

1. Introduction.

(a) Purpose.    Vermillion, Inc. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “Vermillion, Inc. 2010 Stock Incentive Plan” (the “Plan”), for the following purposes: (i) to enhance the Company’s ability to attract highly qualified personnel; (ii) to strengthen its retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company; and (iv) to align the interests of Plan participants with those of the Company’s stockholders. This Plan is intended to serve as the sole source for all future equity-based awards to those eligible for Plan participation.

(b) Effective Date.    This Plan shall become effective immediately upon Board approval (the “Effective Date”), provided that the Company’s ability to award ISOs under this Plan shall be subject to and contingent on the Plan’s receipt of stockholder approval by a vote of a majority of the votes cast (or by such other stockholder vote that the Committee determines to be sufficient for the issuance of ISOs according to the Company’s governing documents and Applicable Law) at a meeting of the Company’s stockholders that is duly held within one year after the date on which the Board approves the Plan.

(c) Definitions.    Terms in the Plan and any Appendix that begin with an initial capital letter have the defined meaning set forth in Appendix I or elsewhere in this Plan, in either case unless the context of their use clearly indicates a different meaning.

(d) Effect on Other Plans, Awards, and Arrangements.    This Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future, pursuant to any agreement, plan, or program that is independent of this Plan.

(e) Appendices.    Incorporated by reference and thereby part of the Plan are the definitions set forth in Appendix I hereof.

2. Types of Awards. The Plan permits the granting of the following types of Awards according to the Sections of the Plan listed here:

Section 5	Stock Options

Section 6	Share Appreciation Rights (“SARs”)

Section 7	Restricted Shares, Restricted Share Units (“RSUs”), and Unrestricted Shares

Section 8	Deferred Share Units (“DSUs”)

Section 9	Performance and Cash-settled Awards

Section 10	Dividend Equivalent Rights

3. Shares Available for Awards.

(a) Generally, Subject to Section 13 below, a total of 2,622,983 Shares shall be available for issuance under the Plan. The Shares deliverable pursuant to Awards shall be authorized but unissued Shares, or Shares that the Company otherwise holds in treasury or in trust.

(b) Replenishment; Counting of Shares.    Any Shares reserved for Plan Awards will again be available for future Awards if the Shares for any reason will never be issued to a Participant or Beneficiary pursuant to an Award (for example, due to its settlement in cash rather than in Shares, or the Award’s forfeiture, cancellation, expiration, or net settlement without the issuance of Shares). Further, and to the extent permitted under Applicable Law, the maximum number of Shares available for delivery under the Plan shall not be reduced by any Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of the Company’s or an Affiliate’s acquiring another entity. On the other hand, Shares that a Person owns and tenders in payment of all or part of the exercise price of an Award or in satisfaction of applicable Withholding Taxes shall not increase the number of Shares available for future issuance under the Plan.

(c) ISO Share Reserve.    The number of Shares that are available for ISO Awards shall not exceed the total number set forth in Section 3(a) above (as adjusted pursuant to Section 13 of the Plan, and as determined in accordance with Code Section 422).

4. Eligibility.

(a) General Rule.    Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those Persons to whom Awards may be granted. Each Award shall be evidenced by an Award Agreement that sets forth its Grant Date and all other terms and conditions of the Award, that is signed on behalf of the Company (or delivered by an authorized agent through an electronic medium), and that, if required by the Committee, is signed by the Eligible Person as an acceptance of the Award. The grant of an Award shall not obligate the Company or any Affiliate to continue the employment or service of any Eligible Person, or to provide any future Awards or other remuneration at any time thereafter.

(b) Option and SAR Limits per Person.    During the term of the Plan, no Participant may receive Options and SARs that relate to more than 25% of the maximum number of Shares issuable under the Plan as of its Effective Date, as such number may be adjusted pursuant to Section 13 below.

(c) Replacement Awards.    Subject to Applicable Law (including any associated stockholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant, with the Participant’s consent, surrender for cancellation some or all of the Awards or other grants that the Participant has received under this Plan or otherwise. An Award conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options and SARs, these other terms may not involve an exercise price that is lower than the exercise price of the surrendered Option or SAR unless the Company’s stockholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

5. Stock Options.

(a) Grants.    Subject to the special rules for ISOs set forth in the next paragraph, the Committee may grant Options to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan, that may be immediately exercisable or that may become exercisable in whole or in part based on future events or conditions, that may include vesting or other requirements for the right to exercise the Option, and that may differ for any reason between Eligible Persons or classes of Eligible Persons, provided in all instances that:

(i)	the exercise price for Shares subject to purchase through exercise of an Option shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date; and

(ii)	no Option shall be exercisable for a term ending more than ten years after its Grant Date.

(b) Special ISO Provisions.    The following provisions shall control any grants of Options that are denominated as ISOs.

(i)	Eligibility. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Code Section 424.

(ii)	Documentation. Each Option that is intended to be an ISO must be designated in the Award Agreement as an ISO, provided that any Option designated as an ISO will be a Non-ISO to the extent the Option fails to meet the requirements of Code Section 422. In the case of an ISO, the Committee shall determine on the Date of Grant the acceptable methods of paying the exercise price for Shares, and it shall be included in the applicable Award Agreement.

(iii)	$100,000 Limit. To the extent that the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds U.S. $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the U.S. $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the U.S. $100,000 limit, the most recently granted Options shall be reduced first. In the event that Code Section 422 is amended to alter the limitation set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(iv)	Grants to 10% Holders. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the ISO’s term shall not exceed five years from the Grant Date, and the exercise price shall be at least 110% of the Fair Market Value of the underlying Shares on the Grant Date. In the event that Code Section 422 is amended to alter the limitations set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(v)	Substitution of Options. In the event the Company or an Affiliate acquires (whether by purchase, merger, or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Code Section 424, the Committee may, in accordance with the provisions of that Section, substitute ISOs for ISOs previously granted under the plan of the acquired company provided (A) the excess of the aggregate Fair Market Value of the Shares subject to an ISO immediately after the substitution over the aggregate exercise price of such shares is not more than the similar excess immediately before such substitution, and (B) the new ISO does not give additional benefits to the Participant, including any extension of the exercise period.

(vi)	Notice of Disqualifying Dispositions. By executing an ISO Award Agreement, each Participant agrees to notify the Company in writing immediately after the Participant sells, transfers or otherwise disposes of any Shares acquired through exercise of the ISO, if such disposition occurs within the earlier of (A) two years of the Grant Date, or (B) one year after the exercise of the ISO being exercised. Each Participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.

(c) Method of Exercise.    Each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares) at any time and from time to time prior to its expiration, but only pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement. Exercise shall occur by delivery of both written notice of exercise to the secretary of the Company, and payment of the full exercise price for the Shares being purchased. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i)	cash or check payable to the Company (in U.S. dollars);

(ii)

other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (D) are duly endorsed for transfer to the Company;

(iii)	a net exercise by surrendering to the Company Shares otherwise receivable upon exercise of the Option;

(iv)	a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may elect to concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(v)	any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until the Company has received sufficient funds to cover the full exercise price due and all applicable Withholding Taxes required by reason of such exercise.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d) Exercise of an Unvested Option.    The Committee in its sole discretion may allow a Participant to exercise an unvested Option, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Option.

(e) Termination of Continuous Service.    The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

Reason for terminating Continuous Service	Option Termination Date
(I) By the Company for Cause, or what would have been Cause if the Company had known all of the relevant facts.	Termination of the Participant’s Continuous Service, or when Cause first existed if earlier.

(II) Disability of the Participant.	Within one year after termination of the Participant’s Continuous Service.

(III) Retirement of the Participant after age 65 with five years or more of Continuous Service.	Within one year after termination of the Participant’s Continuous Service.

(IV) Death of the Participant during Continuous Service or within 90 days thereafter.	Within one year after termination of the Participant’s Continuous Service.

(V) Other than due to Cause or the Participant’s Disability, Retirement, or Death.	Within 90 days after termination of the Participant’s Continuous Service.

If there is a Securities and Exchange Commission blackout period (or a Committee-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten day period before the expiration of any Option based on the termination of a Participant’s Continuous Service (as described above), the period for exercising the Options shall be extended until ten days beyond when such blackout period ends. Notwithstanding any provision hereof or within an Award Agreement, no Option shall ever be exercisable after the expiration date of its original term as set forth in the Award Agreement.

(f) Buyout.    The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made. In addition, but subject to any stockholder approval requirement of Applicable Law as well as to any Applicable Law that would adversely affect a Participant whose Award is cashed-out, if the Fair Market Value for Shares subject to an Option is more than 33% below their exercise price for more than 30 consecutive business days, the Committee may unilaterally terminate and cancel the Option either (i) by paying the Participant, in cash or Shares, an amount not less than the Black-Scholes value of the vested portion of the Option being cancelled, (ii) by irrevocably committing to grant, on any date the Committee designates, a new Award other than an Option or SAR, or (iii) by irrevocably committing to grant a new Option, on a designated date on or after such termination and cancellation of such Option (but only if the Participant’s Continuous Service has not terminated prior to such designated date), on substantially the same terms as the cancelled Option, provided that the per Share exercise price for the new Option shall equal the per Share Fair Market Value of a Share on the date the new grant occurs.

6. SARs.

(a) Grants.    The Committee may grant SARs to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan; provided that:

(i)	the exercise price for the Shares subject to each SAR shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date;

(ii)	no SAR shall be exercisable for a term ending more than ten years after its Grant Date; and

(iii)	each SAR shall, except to the extent an SAR Award Agreement provides otherwise, be subject to the provisions of Section 5(e) relating to the effect of a termination of Participant’s Continuous Service and Section 5(f) relating to buyouts, in each case with “SAR” being substituted for “Option.”

(b) Settlement.    Subject to the Plan’s terms, an SAR shall entitle the Participant, upon exercise of the SAR, to receive Shares having a Fair Market Value on the date of exercise equal to the product of the number of Shares as to which the SAR is being exercised, and the excess of (i) the Fair Market Value, on such date, of the Shares covered by the exercised SAR, over (ii) an exercise price designated in the SAR Award Agreement. Notwithstanding the foregoing, an SAR Award Agreement may limit the total settlement value that the Participant will be entitled to receive upon the SAR’s exercise, and may provide for settlement either in cash or in any combination of cash or Shares that the Committee may authorize pursuant to an Award Agreement. If, on the date on which an SAR or portion thereof is to expire, the Fair Market Value exceeds the per Share exercise price of such SAR, then the SAR shall be deemed exercised and cancelled without any payment in settlement thereof; subject to any specific provision to the contrary within an Award Agreement.

(c) SARs related to Options.    The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option, and shall have an exercise price that is not less than the exercise price of the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 6(b) above. Any SAR granted in tandem with an ISO will contain such terms as may be required to comply with the provisions of Code Section 422.

(d) Effect on Available Shares.    At each time of an exercise of an SAR that is settled in Shares, only those Shares that are issued or delivered in settlement of the exercise shall be counted against the number of Shares available for Awards under the Plan; provided that the number of Shares that are issued or delivered pursuant to the exercise of an SAR shall not exceed the number of Shares specified in the Award Agreement as being subject to the SAR Award.

7. Restricted Shares, RSUs, and Unrestricted Share Awards.

(a) Grant.    The Committee may grant Restricted Share, RSU, or Unrestricted Share Awards to Eligible Persons, in all cases pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan. The Committee shall establish as to each Restricted Share or RSU Award the number of Shares deliverable or subject to the Award (which number may be determined by a written formula), and the period or periods of time (the “Restriction Period”) at the end of which all or some restrictions specified in the Award Agreement shall lapse, and the Participant shall receive unrestricted Shares (or cash to the extent provided in the Award Agreement) in settlement of the Award. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, individual, group, or divisional performance criteria, Company performance, or other criteria selection by the Committee. The Committee may make Restricted Share and RSU Awards with or without the requirement for payment of cash or other consideration. In addition, the Committee may grant Awards hereunder in the form of Unrestricted Shares which shall vest in full upon the Grant Date or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b) Vesting and Forfeiture.    The Committee shall set forth, in an Award Agreement granting Restricted Shares or RSUs, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to RSUs will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or as the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any reason, the Participant shall forfeit his or her Restricted Shares and RSUs to the extent the Participant’s interest therein has not vested on or before such termination date; provided that if a Participant purchases Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant to the extent either set forth in an Award Agreement or required by Applicable Law.

(c) Certificates for Restricted Shares.    Unless otherwise provided in an Award Agreement, the Company shall hold certificates representing Restricted Shares and dividends (whether in Shares or cash) that accrue with respect to them until the restrictions lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank. The Participant’s failure to provide such stock powers within ten days after a written request from the Company shall entitle the Committee to unilaterally declare a forfeiture of all or some of the Participant’s Restricted Shares.

(d) Section 83(b) Elections.    A Participant may make an election under Code Section 83(b) (the “Section 83(b) Election”) with respect to Restricted Shares. A Participant who has received RSUs may, within ten days after receiving the RSU Award, provide the Committee with a written notice of his or her desire to make Section 83(b) Election with respect to the Shares subject to such RSUs. The Committee may in its discretion convert the Participant’s RSUs into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s RSU Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares; provided that the Participant’s Section 83(b) Election will be invalid if not filed with the Company and the appropriate U.S. tax authorities within 30 days after the Grant Date of the RSUs replaced by the Restricted Shares.

(e) Deferral Elections for RSUs.    To the extent specifically provided in an Award Agreement, a Participant may irrevocably elect, in accordance with Section 8 below, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant both more than 12 months after the date of the Participant’s deferral election and upon the vesting of an RSU Award. If the Participant makes this election, the Company shall credit the Shares subject to the election, and any associated Shares attributable to Dividend Equivalent Rights attached to the Award, to a DSU account established pursuant to Section 8 below on the date such Shares would otherwise have been delivered to the Participant pursuant to this Section.

(f) Issuance of Shares upon Vesting.    As soon as practicable after vesting of a Participant’s Restricted Shares (or of the right to receive Shares underlying RSUs), the Company shall deliver to the Participant, free from vesting restrictions, one Share for each surrendered and vested Restricted Share (or deliver one Share free of the vesting restriction for each vested RSU), unless an Award Agreement provides otherwise and subject to Section 11 regarding Withholding Taxes. No fractional Shares shall be distributed, and cash shall be paid in lieu thereof.

8. DSUs.

(a) Elections to Defer.    The Committee may make DSU awards to Eligible Persons pursuant to Award Agreements (regardless of whether or not there is a deferral of the Eligible Person’s compensation), and may permit select Eligible Persons to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any RSU Award) and in lieu thereof to have the Company credit to an internal Plan account a number of DSUs having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar quarter (or other period determined by the Committee) during which compensation is deferred. Notwithstanding the foregoing sentence, a Participant’s Election Form will be ineffective with respect to any compensation that the Participant earns before the date on which the Election Form takes effect. For any Participant who is subject to U.S. income taxation, the Committee shall only authorize deferral elections under this Section (i) pursuant to written procedures, and using written Election Forms, that satisfy the requirements of Code Section 409A, and (ii) only by Eligible Persons who are Directors, Consultants, or members of a select group of management or highly compensated Employees (within the meaning of ERISA).

(b) Vesting.    Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to DSUs.

(c) Issuances of Shares.    Unless an Award Agreement expressly provides otherwise, the Company shall settle a Participant’s DSU Award, by delivering one Share for each DSU, in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service ends for any reason, subject to –

(i)	the Participant’s right to elect a different form of distribution, only on a form provided by and acceptable to the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following, the last day of the Participant’s Continuous Service, and

(ii)	the Company’s acceptance of the Participant’s distribution election form executed at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 8(a), provided that the Participant may change a distribution election through any subsequent election that (A) the Participant delivers to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s initial distribution election, and (B) defers the commencement of distributions by at least five years from the originally scheduled distribution commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d) Emergency Withdrawals.    In the event that a Participant suffers an unforeseeable emergency within the contemplation of this Section, the Participant may apply to the Committee for an immediate distribution of all or a portion of the Participant’s DSUs. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Code Section 152) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. The Committee shall, in its sole and absolute discretion, determine whether a Participant has a qualifying unforeseeable emergency, may require independent verification of the emergency, and may determine whether or not to provide the Participant with cash or Shares. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The number of Shares subject to the Participant’s DSU Award shall be reduced by any Shares distributed to the Participant and by a number of Shares having a Fair Market Value on the date of the distribution equal to any cash paid to the Participant pursuant to this Section. For all DSUs granted to Participants who are U.S. taxpayers, the term “unforeseeable emergency” shall be interpreted in accordance with Code Section 409A.

(e) Termination of Service.    For purposes of this Section, a Participant’s “Continuous Service” shall only end when the Participant incurs a “separation from service” within the meaning of Treasury Regulations § 1.409A-1(h). A Participant shall be considered to have experienced a termination of Continuous Service when the facts and circumstances indicate that either (i) no further services will be performed for the Company or any Affiliate after a certain date, or (ii) that the level of bona fide services the Participant will perform after such date (whether as an Employee, Director, or Consultant) are reasonably expected to permanently decrease to no more than 50% of the average level of bona fide services performed by such Participant (whether as an Employee, Director, or Consultant) over the immediately preceding 36-month period (or full period of services to the Company and its Affiliates if the Participant has been providing such services for less than 36 months).

9. Performance and Cash-Settled Awards.

(a) Performance Units.    Subject to the limitations set forth in paragraph (b) hereof, the Committee may in its discretion grant Performance Awards, including Performance Units to any Eligible Person, including Performance Unit Awards that (i) have substantially the same financial benefits and other terms and conditions as Options, SARs, RSUs, or DSUs, but (ii) are settled only in cash. All Awards hereunder shall be made pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan.

(b) Performance Compensation Awards.    Subject to the limitations set forth in this Section, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes, and has terms and conditions that are designed to qualify as, “qualified performance-based compensation” under Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being defined below). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance

(c) Limitations on Awards.    The maximum Performance Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period, without regard to time of vesting or exercisability, shall not together exceed 25% of the number of Shares reserved under Section 3, as adjusted pursuant to Section 13 below (or, for Performance Units to be settled in cash, U.S. $2,000,000. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will be credited as DSUs or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Code Section 162(b).

(d) Definitions.

(i)	“Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii)	“Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, successfully completion clinical trials, submission of applications with the U.S. Food and Drug Administration (“FDA”) for new tests, receipt from the FDA of clearance for new tests, commercialization of new tests, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii)	“Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e) Deferral Elections.    At any time prior to the date that is both at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to a Performance Award and at which time vesting or payment is substantially uncertain to occur, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of ERISA) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 8 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to this Section.

10. Dividend Equivalent Rights.    To the extent expressly provided in an Award Agreement, a Dividend Equivalent Right shall entitle an Eligible Person who has received an Award to be credited with dividends that the Company declares and pays (in cash, Shares, or other securities) to its stockholders of record between the Grant Date and the settlement date of the Award. Any Dividend Equivalent Rights arising from cash dividends shall be immediately deemed to be reinvested in Shares having a Fair Market Value equal to such cash dividends (unless an Award Agreement provides otherwise). The Company shall settle Dividend Equivalent Rights by issuing Shares to a Participant to the extent they were previously credited to the Participant as Dividend Equivalent Rights and are attributable to Shares that the Participant is either purchasing pursuant to the exercise of an Option or SAR, or receiving as settlement of another Award. Notwithstanding the foregoing, the Committee may in an Award Agreement or modification thereto provide for (i) an earlier or later settlement event for Dividend Equivalent Rights, and (ii) complete or partial settlement in cash rather than in Shares.

11. Taxes; Withholding.

(a) General Rule.    Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards, and neither the Company, any Affiliate, nor any of their employees, directors, or agents shall have any obligation to mitigate, indemnify, or to otherwise hold any Participant harmless from any or all of such taxes. The Company’s obligation to deliver Shares (or to pay cash) to Participants pursuant to Awards is at all times subject to their prior or coincident satisfaction of all required Withholding Taxes. Except to the extent otherwise either provided in an Award Agreement or thereafter authorized by the Committee, the Company or any Affiliate will satisfy required Withholding Taxes that the Participant has not otherwise arranged to settle before the due date thereof –

(i)	first from withholding the cash otherwise payable to the Participant pursuant to the Award;

(ii)	then by withholding and cancelling the Participant’s rights with respect to a number of Shares that (A) would otherwise have been delivered to the Participant pursuant to the Award, and (B) have an aggregate Fair Market Value equal to the Withholding Taxes (such withheld Shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of the withholding); and

(iii)	finally, withholding the cash otherwise payable to the Participant by the Company.

The number of Shares withheld and cancelled to pay a Participant’s Withholding Taxes will be rounded up to the nearest whole Share sufficient to satisfy such taxes, with cash being paid to the Participant in an amount equal to the amount by which the Fair Market Value of such Shares exceeds the Withholding Taxes.

(b) U.S. Code Section 409A.    To the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Code Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate (i) to exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) to comply with the requirements of Code Section 409A and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

(c) Unfunded Tax Status.    The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Person pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Person any rights that are greater than those of a general creditor of the Company or any Affiliate, and a Participant’s rights under the Plan at all times constitute an unsecured claim against the general assets of the Company for the collection of benefits as they come due. Neither the Participant nor the Participant’s duly-authorized transferee or Beneficiaries shall have any claim against or rights in any specific assets, Shares, or other funds of the Company.

12. Non-Transferability of Awards.

(a) General.    Except as set forth in this Section, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a death Beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, by the duly-authorized legal representative of a holder who is Disabled, or by a transferee permitted by this Section.

(b) Limited Transferability Rights.    The Committee may in its discretion provide in an Award Agreement that an Award in the form of a Non-ISO, a Share-settled SAR, Restricted Shares, or Performance Shares may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

(c) Death.    In the event of the death of a Participant, any outstanding Awards issued to the Participant shall automatically be transferred to the Participant’s Beneficiary (or, if no Beneficiary is designated or surviving, to the person or persons to whom the Participant’s rights under the Award pass by will or the laws of descent and distribution).

13. Change in Capital Structure; Change in Control; Etc.

(a) Changes in Capitalization.    The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the exercise or other price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, merger, consolidation, change in form of organization, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including cash or securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of cash or securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

(b) Dissolution or Liquidation.    In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such dissolution or liquidation, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c) Change in Control.    In the event of a Change in Control but subject to the terms of any Award Agreements or employment-related agreements between the Company or any Affiliates and any Participant, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor company or a parent or subsidiary of such successor company (in each case, the “Successor Company”) upon consummation of the transaction. Notwithstanding the foregoing, instead of having outstanding Awards be assumed or replaced with equivalent awards by the Successor Company, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions (with respect to any or all of the Awards, and with discretion to differentiate between individual Participants and Awards for any reason):

(i)	accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued pursuant to an Award shall lapse as to the Shares subject to such repurchase right;

(ii)	arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards (with the Committee determining the amount payable to each Participant based on the Fair Market Value, on the date of the Change in Control, of the Award being cancelled, based on any reasonable valuation method selected by the Committee);

(iii)	terminate all or some Awards upon the consummation of the transaction, provided that the Committee shall provide for vesting of such Awards in full as of a date immediately prior to consummation of the Change in Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation;

(iv)	make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 13 above.

14. Termination, Rescission and Recapture of Awards.

(a) Each Award under the Plan is intended to align the Participant’s long-term interests with those of the Company. Accordingly, unless otherwise expressly provided in an Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Shares (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b), (c), and (e) hereof (collectively, the “Conditions”).

(b) The Participant shall comply with any agreement between the Participant and the Company with regard to nondisclosure of the Company’s proprietary or confidential information or material.

(c) The Participant shall comply with any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments and improvements).

(d) Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan.

(e) If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions set forth in subsection (b) or (c); (ii) during his or her Continuous Service, or within one year after its termination for any reason, a Participant has solicited any non-administrative employee of the Company to terminate employment with the Company; or (y) during his or her Continuous Service, a Participant has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

(f) Within ten days after receiving notice from the Company of any such activity described in Section 14(e) above, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery.

(g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award.

(h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i) If any provision within this Section is determined to be unenforceable or invalid under any Applicable Law, such provision will be applied to the maximum extent permitted by Applicable Law, and shall automatically be deemed amended in a manner consistent with its objectives and any limitations required under Applicable Law.

15. Recoupment of Awards.    Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted under this Plan (“Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, if and to the extent –

(a) the granting, vesting, or payment of such Award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;

(b) in the Committee’s view the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate; and

(c) a lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in clause (b) of this Section.

In each instance, the Committee will, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant;

provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period.

16. Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

17. Administration of the Plan.    The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee, the Board shall function as the Committee for all purposes of the Plan.

(a) Committee Composition.    The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more executive officers to make Awards to Eligible Persons other than themselves. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(b) Powers of the Committee.    Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i)	to grant Awards and to determine Eligible Persons to whom Awards shall be granted from time to time, and the number of Shares, units, or dollars to be covered by each Award;

(ii)	to determine, from time to time, the Fair Market Value of Shares;

(iii)	to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv)	to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v)	to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi)	to the extent consistent with the purposes of the Plan and without amending the Plan, to modify, to cancel, or to waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;

(vii)	in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, settlement, or exercise of Award, such as a system using an internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant may be permitted through the use of such an automated system; and

(viii)	to make all interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Directors or Employees.

(c) Local Law Adjustments and Sub-plans.    To facilitate the making of any grant of an Award under this Plan, the Committee may adopt rules and provide for such special terms for Awards to Participants who are located within the United States, foreign nationals, or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts, and settle Awards in cash in lieu of shares, as may be appropriate, required or applicable to particular locations and countries.

(d) Action by Committee.    Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other employee of the Company or any Affiliate, the Company’s independent certified public accounts, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(e) Deference to Committee Determinations.    The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, and all determination the Committee makes pursuant to the Plan shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(f) No Liability; Indemnification.    Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who in good faith takes action on behalf of the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Plan. The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.

(g) Expenses.    The expenses of administering the Plan shall be borne jointly and severally by the Company and its Affiliates.

18. Modification of Awards and Substitution of Options.    Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised, to accelerate the vesting of any Award, to extend or renew outstanding Awards, to accept the cancellation of outstanding Awards to the extent not previously exercised, or to make any change that the Plan would permit for a new Award. Notwithstanding the foregoing, no modification of an outstanding Award may materially and adversely affect a Participant’s rights thereunder unless either (a) the Participant provides written consent to the modification, or (b) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant.

19. Plan Amendment and Termination.    The Board may amend or terminate the Plan as it shall deem advisable; provided that no change shall be made that increases the total number of Shares reserved for issuance pursuant to Awards (except pursuant to Section 13 above) unless such change is authorized by the stockholders of the Company. A termination or amendment of the Plan shall not materially and adversely affect a Participant’s vested rights under an Award previously granted to him or her, unless either (a) the Participant consents in writing to such termination or amendment, or (b) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant. Notwithstanding the foregoing, the Committee may amend the Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof.

20. Term of Plan.    If not sooner terminated by the Board, this Plan shall terminate at the close of business on the date ten years after its Effective Date. No Awards shall be made under the Plan after its termination; however, termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Governing Law.    The terms of this Plan shall be governed by the laws of the State of California, within the United States of America, without regard to the State’s conflict of laws rules.

22. Laws and Regulations.

(a) General Rules.    This Plan, the granting of Awards, the exercise of Options and SARs, and the obligations of the Company hereunder (including those to pay cash or to deliver, sell or accept the surrender of any of its Shares or other securities) shall be subject to all Applicable Law. In the event that any Shares are not registered under any Applicable Law prior to the required delivery of them pursuant to Awards, the Company may require, as a condition to their issuance or delivery, that the persons to whom the Shares are to be issued or delivered make any written representations and warranties (such as that such Shares are being acquired by the Participant for investment for the Participant’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares) that the Committee may reasonably require, and the Committee may in its sole discretion include a legend to such effect on the certificates representing any Shares issued or delivered pursuant to the Plan.

(b) Black-out Periods.    Notwithstanding any contrary terms within the Plan or any Award Agreement, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of any Option or SAR, as well as the settlement of any Award, with respect to any or all Participants (including those whose Continuous Service has ended) to the extent that the Committee determines that doing so is either desirable or required in order to comply with applicable securities laws.

23. No Stockholder Rights.    Neither a Participant nor any transferee or Beneficiary of a Participant shall have any rights as a stockholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to such Participant, transferee, or Beneficiary for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares or Restricted Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a stockholder with respect to the Shares underlying the Award (unless otherwise provided in the Award Agreement for Restricted Shares), notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan or an Award Agreement.

Appendix I: Definitions

As used in the Plan, the following terms have the meanings indicated when they begin with initial capital letters within the Plan:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a RSU, an Unrestricted Share, a DSU, a Performance Award, or Dividend Equivalent Rights, or any combination thereof, whether alternative or cumulative.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Beneficiary” means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant’s rights with respect to an Award or receive payment or settlement under an Award after the Participant’s death.

“Board” means the Board of Directors of the Company.

“Cause” will have the meaning set forth in any unexpired employment agreement between the Company and the Participant. In the absence of such an agreement, “Cause” will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means any of the following:

(i) Merger.    The Company consummates a merger, or consolidation of the Company with any other corporation unless: (A) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (B) no

Person (other than Persons who are Employees at any time more than one year before a transaction) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities.

(ii) Sale of Assets.    The stockholders of the Company approve an agreement for the sale or disposition by the Company of all, or substantially all, of the Company’s assets.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or its successor, provided that the term “Committee” means (i) with respect to any decision involving an Award intended to satisfy the requirements of Code Section 162(m), a committee consisting of two or more Directors of the Company who are “outside directors” within the meaning of Code Section 162(m), and (ii) with respect to any decision relating to a Reporting Person, a committee consisting of solely of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Company” means Vermillion, Inc., a California corporation; provided that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Company Stock” means common stock, $0.001 par value, of the Company. In the event of a change in the capital structure of the Company affecting the common stock (as provided in Section 13), the Shares resulting from such a change in the common stock shall be deemed to be Company Stock within the meaning of the Plan.

“Consultant” means any person (other than an Employee or Director), including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means a Participant’s period of service in the absence of any interruption or termination, as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) transfers between locations of the Company or between the Company and its Affiliates. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service if the individual continues to perform bona fide services for the Company. The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

“Deferred Share Units” or “DSUs” mean Awards pursuant to Section 8 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” means a condition under which a Participant –

(i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company.

“Dividend Equivalent Rights” means Awards pursuant to Section 10 of the Plan, which may be attached to other Awards.

“Effective Date” means the date on which the Board approves the Plan.

“Eligible Person” means any Consultant, Director, or Employee and includes non-Employees to whom an offer of employment has been or is being extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Employer” means the Company and each Subsidiary and Affiliate that employs one or more Participants.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the closing price of the Company Stock on the New York Stock Exchange, the American Stock Exchange, NASDAQ or such other stock exchange as the Company Stock is then listed for trading, as of such date (and, if none, as determined by the Committee in good faith based on relevant facts and circumstances).

“Grant Date” means the later of (i) the date designated as the “Grant Date” within an Award Agreement, and (ii) date on which the Committee determines the key terms of an Award, provided that as soon as reasonably practical thereafter the Committee both notifies the Eligible Person of the Award and enters into an Award Agreement with the Eligible Person.

“Incentive Stock Option” (or “ISO”) means, an Option that qualifies for favorable income tax treatment under Code Section 422.

“Non-ISO” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement.

“Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

“Participant” means any Eligible Person who holds an outstanding Award.

“Performance Awards” mean Awards granted pursuant to Section 9.

“Performance Unit” means an Award granted pursuant to Section 9(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this Vermillion, Inc. 2010 Stock Incentive Plan.

“Recapture” and “Rescission” have the meaning set forth in Section 14 of the Plan.

“Reimbursement” has the meaning set forth in Section 15 of the Plan.

“Reporting Person” means an Employee, Director, or Consultant who is subject to the reporting requirements set forth under Rule 16b-3.

“Restricted Share” means a Share of Company Stock awarded with restrictions imposed under Section 7.

“Restricted Share Unit” or “RSU” means a right granted to a Participant to receive Shares or cash upon the lapse of restrictions imposed under Section 7.

“Retirement” means a Participant’s termination of employment after age 65.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“Share” means a share of Common Stock of the Company, as adjusted in accordance with Section 13 of the Plan.

“SAR” or “Share Appreciation Right” means a right to receive amounts awarded under Section 6.

“Ten Percent Holder” means a person who owns (within the meaning of Code Section 422) stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company.

“Unrestricted Shares” mean Shares (without restrictions) awarded pursuant to Section 7 of the Plan.

“Withholding Taxes” means the aggregate minimum amount of federal, state, local and foreign income, payroll and other taxes that the Company and any Affiliates are required to withhold in connection with any Award.

PRELIMINARY COPY—SUBJECT TO COMPLETION

VERMILLION, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The signatory hereby appoint(s) each of Gail S. Page and Eric J. Schoen, with full power of substitution, the lawful attorney and proxy of the signatory to vote as designated on the reverse side, and, in her/his discretion, upon such other business as may properly be presented to the meeting, all of the shares of VERMILLION, INC. which the signatory shall be entitled to vote at the Annual Meeting of Stockholders to be held on                     , and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed by the stockholder(s) signing on the reverse side. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4 ON THE REVERSE SIDE. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying proxy statement.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES.

(TO BE SIGNED ON REVERSE SIDE)

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.	☒	Votes must be indicated (x) in Black or Blue ink	To change your address mark this box:	☐

Vermillion, Inc.’s Board of Directors recommends a vote “FOR” the nominees listed below in Proposal 1 and “FOR” Proposals 2, 3 and 4.

1. Election of Directors.

☐	FOR the nominees listed below (except as marked to the contrary below).	☐	WITHHOLD AUTHORITY to vote for the nominees listed below.	☐ EXCEPTIONS*

Nominees: Paul R. Sohmer, M.D. and Gail S. Page

(Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions *” box and write that nominee’s name on the following blank line.)

Exceptions*

2. Advisory vote to approve the compensation of the Company’s Named Executive Officers.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. Proposal to ratify the selection of BDO USA, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2012.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4. Proposal to approve an amendment and restatement of the Company’s 2010 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the 2010 Plan by 1,300,000 shares.

☐	FOR	☐	AGAINST	☐	ABSTAIN

Please date and sign exactly as name(s) appear(s) hereon. If shares are held jointly, each holder should sign. Please give full title and capacity in which signing if not signing as an individual.

Date	Stockholder sign here	Co-Stockholder sign here